                           SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

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     14a-6(e)(2))


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 [ ] Definitive Additional Materials


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                             ALLTRISTA CORPORATION
   ---------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



   ---------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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

                            ALLTRISTRA CORPORATION
                     555 Theodore Fremd Avenue, Suite B302
                              Rye, New York 10580



Dear Shareholder:


You are cordially invited to attend a special meeting of the shareholders of Alltrista Corporation (the "Corporation") to be held on December 18, 2001, at 9:30 a.m. (EST) at 555 Theodore Fremd Avenue, Executive Conference Room A, Rye, New York 10580.


At the special meeting, you will be asked to consider and vote upon the following proposals: (i) to reincorporate the Corporation in the State of Delaware, (ii) to increase the number of shares of Common Stock authorized for issuance, (iii) to amend the certificate of incorporation to include a provision eliminating liability for directors under certain circumstances, (iv) to amend the Corporation's 1998 Long-Term Equity Incentive Plan and (v) to adopt the Corporation's 2001 Stock Option Plan.


The Board of Directors believes that reincorporation of the Corporation in the State of Delaware will provide added flexibility for both the management and business of the Corporation as described further in the proxy statement and that the increase in the number of shares of Common Stock will be beneficial to the Corporation by providing it with flexibility to respond to future business opportunities and needs as they arise. The purpose of the provision eliminating liability for directors other than as required under Delaware law is to give the directors substantially the same protections they have under Indiana law, assuming shareholders approve the reincorporation of the Corporation in the State of Delaware. The purpose of the amendments to the 1998 Long-Term Equity Incentive Plan and the adoption of the 2001 Stock Option Plan is to better enable the Corporation to attract and retain the best available personnel, to encourage key personnel to make substantial contributions to the Corporation's future success, and to ensure the Corporation can provide competitive compensation opportunities to its personnel.


The Board of Directors, in a meeting held on November 8, 2001, unanimously approved each of the aforementioned proposals and unanimously recommends that shareholders vote FOR each of the proposals described in the Proxy Statement.


This proxy statement and the accompanying proxy are first being mailed to shareholders on or about November 26, 2001. Your prompt submission of a proxy card will be greatly appreciated.


                                        Sincerely,



                                        /s/ Martin E. Franklin
                                        --------------------------------------
                                        Martin E. Franklin
                                        Chairman and Chief Executive Officer


Rye, New York
November 26, 2001

                             ALLTRISTA CORPORATION
                     555 Theodore Fremd Avenue, Suite B302
                              Rye, New York 10580


                             ---------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        to be held on December 18, 2001


To Our Shareholders:


     You are cordially invited to attend a special meeting of shareholders (the "Special Meeting") of Alltrista Corporation, an Indiana corporation (the "Corporation"), which will be held at 555 Theodore Fremd Avenue, Executive Conference Room A, Rye, New York 10580, on December 18, 2001 at 9:30 a.m.,
(EST), for the following purposes:


   1. To consider and approve the reincorporation of the Corporation in the State of Delaware;


   2. To consider and approve an increase in the number of shares of Common Stock authorized for issuance;


   3. To consider and approve the inclusion of a provision in the certificate of incorporation of the new Delaware corporation eliminating liability for directors other than as required under Delaware law, subject to approval by the shareholders of the proposal to reincorporate the Corporation in the State of Delaware.


   4. To consider and approve an amendment and restatement of the 1998 Long-Term Equity Incentive Plan to increase the number of shares of Common Stock that may be issued thereunder by 350,000 shares and to eliminate the annual automatic share increase currently provided for in the Plan; and


   5. To consider and approve the adoption of the Corporation's 2001 Stock Option Plan.


     Only holders of shares of Common Stock, no par value, of the Corporation of record at the close of business on November 19, 2001, will be entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.


                                                By Order of the Board of
                                                Directors,




                                                /s/ Ian G.H. Ashken
                                                ------------------------------
                                                IAN G.H. ASHKEN
                                                Company Secretary


November 26, 2001
Rye, New York


                            YOUR VOTE IS IMPORTANT


YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                             ALLTRISTA CORPORATION
                     555 THEODORE FREMD AVENUE, SUITE B302
                              RYE, NEW YORK 10580

                                 ------------

                                PROXY STATEMENT
                               November 26, 2001

                                 ------------

     You are cordially invited to attend the Special Meeting of Shareholders (the "Special Meeting") of Alltrista Corporation, an Indiana corporation ("Alltrista" or the "Corporation"), which will be held at 555 Theodore Fremd Avenue, Executive Conference Room A, Rye, New York 10580, on December 18, 2001 at 9:30 a.m. (EST), and any adjournment or postponement thereof. This Proxy Statement and accompanying proxy are first being mailed to shareholders on or about November 26, 2001. This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of the Corporation (the "Board") for use at the Special Meeting, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying notice of Special Meeting.


                 PURPOSE OF THE SPECIAL MEETING; VOTING RIGHTS


     At the Special Meeting, action will be taken on the following proposals:


    o Proposal 1 -- To consider and approve the reincorporation of the Corporation in the State of Delaware (the "Reincorporation Proposal"). Proposal 1 requires the affirmative vote of a majority of the outstanding shares of Common Stock.


    o Proposal 2 -- To consider and approve an increase in the number of shares of Common Stock authorized for issuance. If Proposal 2 is approved, the increase in the number of shares of Common Stock authorized for issuance would be adopted regardless of whether the Reincorporation Proposal is approved. If the Reincorporation Proposal is approved, Proposal 2 will require the affirmative vote of a majority of the outstanding shares of Common Stock. If the Reincorporation Proposal is not approved, Proposal 2 will require the affirmative vote of a majority of votes cast, provided a quorum (50% of the outstanding shares of Common Stock) is present as is required under Indiana law.


    o Proposal 3 -- To consider and approve the inclusion in the certificate of incorporation of the new Delaware corporation of a provision eliminating liability for directors other than as required under Delaware law, subject to shareholder approval of the Reincorporation Proposal. Proposal 3 requires the affirmative vote of a majority of the outstanding shares of Common Stock.


    o Proposal 4 -- To consider and approve an amendment and restatement of the Corporation's 1998 Long-Term Incentive Plan to increase the number of shares of Common Stock that may be issued thereunder by 350,000 shares and to eliminate the annual automatic share increase currently provided for in the Plan. Proposal 4 requires the affirmative vote of a majority of the votes cast, provided that the total number of votes cast both for and against such proposal represents a majority of the shares of Common Stock outstanding.


    o Proposal 5 -- To consider and approve the adoption of the Corporation's 2001 Stock Option Plan. Proposal 5 requires the affirmative vote of a majority of the votes cast, provided that the total number of votes cast both for and against such proposal represents a majority of the shares of Common Stock outstanding.

                    SUMMARY OF THE REINCORPORATION PROPOSAL

     Your Board proposes, in Proposal 1 below, to reincorporate Alltrista in the State of Delaware. Currently, Alltrista is an Indiana corporation.

     This summary highlights selected information about the reincorporation proposal and may not contain all of the information that is important to you. To better understand the reincorporation proposal and for a complete description of the legal terms of the reincorporation, you should read this entire proxy statement carefully, as well as those additional documents to which we have referred you. Questions or requests for assistance may be directed to Ian G.H. Ashken at 914-967-9400.


PRINCIPAL TERMS

    o In order to reincorporate as a Delaware corporation, Alltrista will organize a Delaware corporation and will own all of its stock. Alltrista will then merge into its new Delaware subsidiary, and the Delaware corporation will be the corporation that survives the merger. The surviving corporation will be renamed "Alltrista Corporation."

    o The new Delaware corporation will succeed to all of the rights, properties and assets and assume all of the liabilities of Alltrista, which will cease to exist as a result of the merger. The principal offices, business, management and capitalization of the new Delaware corporation will remain the same as those of Alltrista.

    o Upon the effectiveness of the merger, each share of Common Stock of Alltrista will automatically be converted into a share of common stock in the new Delaware corporation. The existing stock certificates of Alltrista (the Indiana corporation) will serve as valid stock certificates for the new Delaware corporation (which will be renamed "Alltrista Corporation").

    o When Alltrista is reincorporated in Delaware, Alltrista will become subject to the corporate laws of the State of Delaware and will no longer be subject to the corporate laws of the State of Indiana. We have highlighted below many of the differences in the corporate laws of the State of Indiana and the laws of the State of Delaware. See Proposal 1 -- Reincorporation in the State of Delaware -- Delaware and Indiana Corporate Laws.

    o Although your rights as a stockholder will be governed by the laws of the State of Delaware, the certificate of incorporation and bylaws of the new Delaware corporation will be substantially the same as the current articles of incorporation and bylaws of Alltrista. The only material change in the certificate of incorporation of the new Delaware corporation from the current articles of incorporation of Alltrista is an increase in the number of authorized shares of Common Stock from 25,000,000 to 50,000,000. In addition, as described further in Proposal 3 -- Elimination of Director Liability, the liability for directors will be eliminated in the new Delaware corporation certificate of incorporation other than as required under Delaware law. We believe that the addition of the provision eliminating director liability is not a material change because a substantially similar provision exists under Indiana law. See Proposal 2 -- Increase in Authorized Number of Shares of Common Stock and Proposal 3 -- Elimination of Director Liability.


RECOMMENDATION OF ALLTRISTA'S BOARD

    o Your board of directors has unanimously approved the merger, the merger agreement and the proposed reincorporation of Alltrista in the State of Delaware and has determined that the terms of each are in the best interests of Alltrista. Your board of directors unanimously recommends that you vote FOR the reincorporation proposal.

VOTE REQUIRED/CONDITIONS

    o The approval of a majority of the outstanding shares of Common Stock of Alltrista is required to approve the merger, the merger agreement and the reincorporation proposal. However, before the reincorporation becomes effective, your board of directors may decide not to cause the reincorporation to occur if, for any reason, the board of directors determines that the reincorporation is no longer in the best interests of the Corporation.


FINANCIAL CONDITION OF THE NEW DELAWARE CORPORATION

    o Prior to the reincorporation merger with Alltrista, the new Delaware corporation will have no material assets and no business operations and will be formed solely as a shell corporation for the purpose of the reincorporation.

    o Upon consummation of the reincorporation merger, the new Delaware corporation will succeed to the rights, properties and assets and assume the liabilities of Alltrista, and its financial statements will be substantially identical to Alltrista's financial statements, the only difference being those appropriate to reflect Alltrista's new corporate identity.


HOW TO VOTE

    o Shares held directly in your name as the "Shareholder Of Record" may be voted in person at the Special Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. Even if you currently plan to attend the Special Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

    o Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. Please refer to the instructions included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.


REVOKING YOUR PROXY

    o You may revoke your proxy at any time before it is voted by any one of the following actions:

      (1) executing and returning a proxy bearing a later date to the company secretary at Alltrista's principal offices;

      (2)   giving notice of such revocation to the company secretary; or

      (3)   by attending the meeting and voting in person.


SHARE CERTIFICATES

    o You will not have to exchange your existing stock certificates for stock certificates of the new Delaware corporation. See Proposal
      1-Reincorporation in the State of Delaware -- The Merger.


APPRAISAL RIGHTS NOT AVAILABLE

    o Appraisal rights will not be available to shareholders who dissent from the reincorporation merger.

                               PROXY INFORMATION

     Your vote is important. Shareholders may sign, date and mail their proxies in the postage-paid envelope provided. A shareholder of the Corporation who has submitted a proxy may revoke it at any time before it is voted, but only by executing and returning to the Company Secretary at 555 Theodore Fremd Avenue, Suite B302, Rye, New York 10580, a proxy bearing a later date, by giving notice of revocation to the Company Secretary, or by attending the meeting and voting in person. Attendance at the meeting does not, by itself, revoke a proxy.


     The Corporation may send only one copy of the Proxy Statement to multiple shareholders that share the same address. Upon written or oral request, the Corporation will promptly supply such shareholders additional copies of the Proxy Statement. Such requests should be made by contacting the Corporation's offices at 555 Theodore Fremd Avenue, Suite B302, Rye, New York 10580 or by telephone at 914-967-9400, Attention: Investor Relations. If shareholders sharing the same address are receiving multiple copies of annual reports or proxy statements, such shareholders can request delivery in the future of only a single copy of the annual reports or proxy statements by contacting the Corporation at the above address.


          SHAREHOLDERS ENTITLED TO VOTE, OUTSTANDING SHARES AND QUORUM


     Holders of record of the Common Stock at the close of business on November 19, 2001 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. On September 30, 2001, there were 6,381,483 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter brought before the Special Meeting. The presence in person or by proxy of holders of a majority of the issued and outstanding Common Stock will constitute a quorum at the Special Meeting. If a quorum should not be present, the Special Meeting may be adjourned from time to time until a quorum is obtained.

         PROPOSAL 1 -- REINCORPORATION OF THE CORPORATION IN THE STATE
                                  OF DELAWARE

     The Board has unanimously approved the Reincorporation Proposal and recommends that the shareholders approve and adopt the related Merger and Merger Agreement (as hereinafter defined). The Reincorporation Proposal will be effected by merging (the "Merger") the Corporation with and into a wholly-owned subsidiary incorporated in the State of Delaware ("Alltrista Delaware") pursuant to an Agreement and Plan of Merger (the "Merger Agreement") to be entered into between the Corporation and Alltrista Delaware (the "Reincorporation"). The form of Merger Agreement is included as Exhibit A to this Proxy Statement.

     Alltrista Delaware will be newly incorporated in Delaware solely for the purpose of effecting the Reincorporation, and the Corporation will be its sole stockholder. Alltrista Delaware will have no material assets and no business operations prior to the Merger. In the Reincorporation, the Corporation will merge with and into Alltrista Delaware, and Alltrista Delaware will be the corporation surviving the Merger and will be renamed "Alltrista Corporation." The address of the principal executive offices of the surviving corporation will be the same as the current principal executive offices of the Corporation.



REASONS FOR THE REINCORPORATION

     The Board believes that the Reincorporation will provide added flexibility for both the management and business of the Corporation. Delaware is recognized both domestically and internationally as a favorable legal and regulatory environment within which to operate. Such an environment should enhance the Corporation's operations and its ability to effect acquisitions and other transactions. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. In addition, the Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed in the construction of Delaware law, resulting in greater predictability with respect to corporate legal affairs. As such, various major companies have either incorporated or have subsequently reincorporated in Delaware.


THE MERGER

     The Reincorporation will be effected through the Merger. As a result of the Merger, the Corporation will be reincorporated as a new Delaware corporation that will succeed to all of the rights, properties, assets and liabilities of the Corporation. The terms and conditions of the Merger are set forth in the Merger Agreement, and the summary of the terms and conditions of the Merger set forth below is qualified by reference to the full text of the Merger Agreement included as Exhibit A to this Proxy Statement.

     Following the Reincorporation, the composition of the Board of Directors of the Corporation will remain the same, and the rights of stockholders and the Corporation's corporate affairs will be governed by the Delaware General Corporation Law (the "DGCL") and the certificate of incorporation and bylaws of Alltrista Delaware rather than by the Indiana Business Corporation Law (the "IBCL") and the articles of incorporation and bylaws of the Corporation (the "Company Articles" and the "Company Bylaws", respectively). Set forth below, under the heading "Delaware and Indiana Corporate Laws," is a comparison of the material rights of shareholders and matters of corporate governance before and after the Reincorporation.

     The forms of certificate of incorporation (the "Delaware Certificate") and bylaws (the "Delaware Bylaws") of Alltrista Delaware are included as Exhibit B and Exhibit C to this Proxy Statement, respectively. The summary of the Delaware Certificate and the Delaware Bylaws set forth below is qualified by reference to the full text of the Delaware Certificate and Delaware Bylaws. The Company Articles and Company Bylaws and the Delaware Certificate and the Delaware Bylaws are available for inspection by stockholders of the Corporation at the principal offices of the Corporation located at 555 Theodore Fremd Avenue, Suite B302, Rye, New York 10580.

     Upon the effectiveness of the Merger, and without any action on the part of the Corporation or the holder of any securities of the Corporation, each outstanding share of Common Stock will be automatically converted into one share of common stock, no par value, of Alltrista Delaware. Each outstanding certificate representing shares of Common Stock will continue to represent the same number of shares of Common Stock, and such certificates will be deemed for all corporate purposes to evidence ownership of shares of Common Stock of the Corporation.

     IT WILL NOT BE NECESSARY FOR THE CORPORATION'S SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES UPON CONSUMMATION OF THE REINCORPORATION.

     The Common Stock will, subject to acceptance by the New York Stock Exchange ("NYSE") of the supplemental listing application, continue to be listed on the NYSE, without interruption, and NYSE will consider the delivery of existing stock certificates of the Corporation as constituting "good delivery" of stock certificates representing shares of Common Stock in stock transactions effected after the Merger.

     There are no state or federal regulatory requirements or approvals necessary to consummate the Merger.

     Following the Merger, the 2001 Stock Option Plan and the amended and restated 1998 Long-Term Equity Incentive Plan, if approved by the shareholders at the Special Meeting, and the other stock option and stock incentive plans under which the Corporation has granted options will be continued, and the options granted pursuant to such plans will automatically be converted into options to purchase the same number of shares of Common Stock at the same exercise price and upon the same terms and conditions as set forth in the options. The Corporation's other employee benefit plans and arrangements will also be continued upon the same terms and conditions existing before the Merger.

     Consummation of the Merger is subject to the approval of the Corporation's shareholders. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock, whether or not present at the Special Meeting, who are entitled to vote at the Special Meeting are required for the approval and adoption of the Reincorporation Proposal. The Merger is expected to become effective as soon as practicable after shareholder approval is obtained and all other conditions to the Merger have been satisfied, including the receipt of all consents, orders and approvals necessary for consummation of the Merger and the continued listing of the shares of the Common Stock on the NYSE. Prior to its effectiveness, however, the Merger may be abandoned by the Board if, for any reason, the Board determines that consummation of the Merger is no longer advisable.

     Dissenters' rights are not available to shareholders of the Corporation with respect to the proposed Merger.


ACCOUNTING TREATMENT OF THE REORGANIZATION

     The Reincorporation will have no accounting implications on the historical financial statements of the Corporation.


FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

     A holder of the Common Stock will not recognize gain or loss in respect of his Common Stock as a result of the Reincorporation. The basis in a share of Common Stock after the Reincorporation will be the same as the basis in the corresponding share of the Corporation held immediately prior to the Reincorporation. A shareholder's holding period in a share of Common Stock will include the period during which such shareholder held the corresponding share of Common Stock prior to the Reincorporation, provided such shareholder held the corresponding share as a capital asset at the time of the Reincorporation. In addition, the Corporation will not, prior to or after the Reincorporation, recognize gain or loss as a result of the Reincorporation, and the tax attributes of the Corporation will remain the same after the Reincorporation.

     The foregoing summary of federal income tax consequences is included for general information only and does not address all income tax consequences to all of the Corporation's shareholders. The

Corporation's shareholders are urged to consult their own tax advisors as to the specific tax consequences of the Reincorporation, including the application and effect of state, local and foreign income and other tax laws.


DELAWARE AND INDIANA CORPORATE LAWS

     The following discussion includes a summary of the material differences between the rights of the Corporation's shareholders before and after the Reincorporation. In most cases, the rights of shareholders before and after the Reincorporation are substantially similar, with changes having been made to the corporate charter documents to maintain this substantial similarity. In other cases, there are differences that might be considered material, and these differences may be understood from the following comparison.


 Board of Directors

     Alltrista. Article IX of the Company Articles provides that the number of directors (never less than two or more than nine) will be fixed from time to time or in the manner provided in the Company Bylaws. The Company Bylaws state that the number of directors will be nine. The Company Articles provide for a classified board of directors with directors divided into three classes with three-year terms of office which expire at different times. Each director is entitled to serve for the longer of the term for which he was elected or until his successor is elected and qualified. Directors may be removed for cause by a vote of three-fourths of the shareholders entitled to vote at a shareholder meeting called for that purpose. In addition, Article IX, Section E of the Company Articles mandates that an affirmative vote of three-fourths of the voting power of all the then outstanding capital stock of the Corporation entitled to vote is required to alter, amend or repeal any provision of Article IX.

     Alltrista Delaware. The Delaware Certificate and the Delaware Bylaws will provide for the same number of directors and a classified board with three year terms as is provided for in the Company Articles and Company Bylaws. The Delaware Bylaws will provide that the number of directors will be not less than two and not more than nine. The Delaware Certificate will provide for a classified board of directors with directors divided into three classes of directors having staggered three-year terms of office. Directors may only be removed for cause by a vote of three-fourths of the stockholders entitled to vote at a stockholder meeting called for that purpose. In addition, the Delaware Certificate will mandate, as does the Company Articles, that an affirmative vote of three-fourths of the voting power of all the then outstanding capital stock of the Corporation entitled to vote is required to alter, amend or repeal any provision with respect to the number and terms of directors and the required percentage of votes to remove such directors.

     If the shareholders approve and adopt the Reincorporation Proposal, all members of the Board immediately prior to the merger continue as members of the Board. The Class III Directors' (Messrs. Huemme, Rooney and Wood) terms will expire at the 2002 Annual Meeting; the Class I Directors' (Messrs. Swift and Franklin) terms will expire at the 2003 Annual Meeting; and the Class II directors' (Messrs. Molen and Ashken and Ms. Popwell) terms will expire at the 2004 Annual Meeting.


 Authorized Shares

     Alltrista. The Company Articles currently authorize 30,000,000 shares of capital stock, consisting of 25,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. As of September 30, 2001, there were 6,381,483 shares of Common Stock outstanding and 1,298,795 shares reserved for issuance under options. There are currently 15,737,854 authorized and unissued shares of Common Stock available for future issuance that are not otherwise reserved for specific use.

     Alltrista Delaware. Subject to shareholder approval of Proposal 2 -- Increase in the Authorized Number of Shares of Common Stock, the Delaware Certificate will increase the authorized number of shares of capital stock from 30,000,000 to 55,000,000 and the number of authorized shares of Common Stock from 25,000,000 to 50,000,000. See Proposal 2 -- Increase in the Authorized Number of Shares of Common Stock for a complete description of the effects of increasing the authorized number of shares of Common Stock.

 Limitation Of Director Liability

     Alltrista. The Company Articles and the Company Bylaws do not contain a specific exculpatory provision regarding director liability. Under Section 23-1-35-1 of the IBCL, directors are required to discharge their duties: (i) in good faith; (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances; and (iii) in a manner the directors reasonably believe to be in the best interests of the corporation. However, this section also provides that a director is not liable for any action taken as a director, or any failure to act, unless the director has breached or failed to perform the duties of the director's office in compliance with that section and the breach or failure to perform constitutes willful misconduct or recklessness.

     Alltrista Delaware. Subject to shareholder approval of Proposal 3 -- Elimination of Director Liability, the Delaware Certificate will provide that directors of Alltrista Delaware will not be liable personally to Alltrista Delaware or Alltrista Delaware stockholders for monetary damages for breach of fiduciary duty as a director except for liability arising out of (a) any breach of the director's duty of loyalty to Alltrista Delaware or the stockholders,
(b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) payment of a dividend or approval of a stock redemption or repurchase in violation of Section 174 of the DGCL, or (d) any transaction from which the director derived an improper personal benefit. This provision, which is substantially similar to Section 23-1-35-1 of the IBCL that is currently applicable to Alltrista, protects Alltrista Delaware directors against personal liability for monetary damages from breaches of their duty of care. Under Delaware law, absent adoption of the aforementioned provision in the Delaware Certificate, directors can be held liable for gross negligence in connection with decisions made on behalf of the corporation in the performance of their duty of care, but may not be liable for simple negligence. See Proposal 3 -- Elimination of Director Liability for a complete description of the proposal to eliminate the liability of directors under Delaware law.


 Indemnification

     Alltrista. Under Sections 23-1-37-1, et seq., of the IBCL and as mandated by Article XI of the Company Articles and Article VII of the Company Bylaws, directors, officers and other employees and individuals shall be indemnified against expenses, judgments, fines and actions, suits or proceedings, whether civil, criminal, administrative or investigative, if they (i) acted in good faith and (ii) in the case of conduct in their official capacity with the Corporation, they reasonably believed their conduct was in the best interests of the Corporation or, in the other cases, if they reasonably believed their conduct was at least not opposed to the best interest of the Corporation, and
(iii) regarding any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful or if they had reasonable cause to believe their conduct was lawful. To the extent that an officer or director otherwise eligible to be indemnified is wholly successful, on the merits of any claim or otherwise, in the defense of any proceeding, indemnification for expenses actually and reasonably incurred is mandated by the IBCL, unless limited by articles of incorporation. A claim, action, suit or proceeding includes any claim, action, suit or proceeding that a person is threatened to be made a party to, or is involved in, because he is or was a director, officer or employee of the Corporation or of any subsidiary of the Corporation (or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another entity) while serving in such capacity. In addition, the Company Bylaws provide for advancement of expenses to any person indemnified pursuant to the Company Bylaws.

     Alltrista Delaware. Under Section 145 of the DGCL, directors, officers, employees and other individuals may be indemnified against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation, including derivative actions -- a "Corporation Action") if they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and, regarding any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of Corporation Actions, except that indemnification only extends to expenses (including attorneys' fees) incurred in connection with the defense or settlement of such actions. The

DGCL further requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. To the extent that a director or officer is otherwise eligible to be indemnified is successful on the merits of any claim or defense described above, indemnification for expenses (including attorneys' fees) actually and reasonably incurred is mandated by the DGCL.

     The provisions regarding indemnification in the Delaware Certificate and Delaware Bylaws will be substantially similar to the Company Articles and Company Bylaws. The Delaware Certificate and Delaware Bylaws will also provide that Alltrista Delaware will indemnify, to the fullest extent authorized by the DGCL, each person who was or is made party to, is threatened to be made a party to, or is involved in, any action, suit or proceeding because he is or was a director or officer of Alltrista Delaware, or of any subsidiary of Alltrista Delaware, while serving in such capacity, against all expenses, liabilities or loss incurred by such person in connection therewith. The right to indemnification is not exclusive of any other right which any person may have or acquire under any statute, any provision of the Delaware Certificate or the Delaware Bylaws, or otherwise.


 Anti-takeover Statutes/Provisions

     Alltrista. Chapter 43 of the IBCL prohibits any business combination, such as a merger or consolidation, between an Indiana corporation with 100 or more shareholders with shares of its stock registered under the federal securities laws or which makes an election under the IBCL, and an "interested shareholder" (which is defined generally as any owner of 10% or more of the corporation's outstanding voting stock) for five years after the date on which such shareholder became an interested shareholder unless the business combination or the stock acquisition which caused the person to become an interested shareholder was approved in advance by the corporation's board of directors. This provision of the IBCL is effective even if all parties should subsequently decide that they wish to engage in the business combination. Following the five-year moratorium period, the Indiana corporation may engage in certain business combinations with an interested shareholder only if, among other things, (a) the business combination is approved by the affirmative vote of the holders of a majority of the outstanding voting shares not beneficially owned by the interested shareholder proposing the business combination or (b) the business combination meets certain criteria designed to ensure that the remaining shareholders receive fair consideration for their shares.

     Chapter 42 of the IBCL contains a "control share acquisition" provision which effectively denies voting rights to shares of an "issuing public corporation" acquired in control share acquisitions unless the grant of such voting rights is approved by a majority vote of disinterested shareholders. The Company Bylaws provide that IBCL 23-1-42 does not apply to control share acquisitions of shares of the Corporation.

     The Company Articles include the Anti-Takeover Provision, which is described under Delaware and Indiana Corporate Laws -- Authorized Shares and which serves a function substantially similar to that of Chapter 43 of the IBCL. The Delaware Certificate will contain an identical provision.

     Alltrista Delaware. Section 203 of the DGCL ("Section 203") is similar, but not identical, to Chapter 43 of the IBCL. Section 203, which applies to Alltrista Delaware, regulates transactions with major stockholders after they become major stockholders. Section 203 prohibits a Delaware corporation from engaging in mergers, dispositions of 10% or more of its assets, certain issuances of stock and other transactions ("business combinations") with a person or group that owns 15% or more of the voting stock of the corporation (an "interested stockholder") for a period of three years after the interested stockholder crosses the 15% threshold. These restrictions on transactions involving an interested stockholder do not apply if (a) before the interested stockholder owned 15% or more of the voting stock, the board of directors approved the business combination or the transaction that resulted in the person or group becoming an interested stockholder, (b) in the transaction that resulted in the person or group becoming an interested stockholder, the person or group acquired at least 85% of the voting stock other than stock owned by directors who are also officers and certain employee stock plans, or (c) after the person or group became an interested stockholder, the board of directors and at least two-thirds of the voting stock other than stock owned by the interested stockholder approves the business combination at a meeting. The restrictions contained in Section 203 do not apply to Alltrista Delaware in connection with the Merger because, under Section 203(b)(4), such restrictions generally do not apply where a corporation does not have a class of voting stock that is (i) listed on a national securities exchange; (ii) authorized for quotation on the Nasdaq Stock Market; or (iii) held of record by more than 2,000 stockholders. The Delaware Certificate will contain the Anti-Takeover Proposal currently contained in the Company Articles.

     The DGCL does not have a statute that is similar to the Indiana control share acquisitions statute that Alltrista has opted out of.


 Preferred Stock

     Alltrista. The Company Articles authorize the Board to determine the preferences, limitations and relative rights of any class or series of Corporation preferred stock prior to issuance. Each class or series must be designated with a distinguishing designation prior to issuance. The preferred shares will have preferences, limitations and relative rights identical with those of other shares of the same series. See Proposal 2 -- Increase in the Authorized Number of Shares of Common Stock for a discussion of the anti-takeover effects of issuance of Preferred Stock.

     Alltrista Delaware. The Delaware Certificate will also authorize the Board to determine the preferences, limitations and relative rights of any class or series of Corporation preferred stock prior to issuance. See Proposal 2 -- Increase in the Authorized Number of Shares of Common Stock for a discussion of the anti-takeover effects of issuance of Preferred Stock.


 Cumulative Voting

     Section 23-1-30-9 of the IBCL and Section 214 of the DGCL provide that cumulative voting rights, in respect of the election of directors, will only exist if provided for in the corporation's articles/certificate of incorporation. Neither the Company Articles nor the Delaware Certificate provide for cumulative voting rights in the election of directors.


 Action Without a Meeting

     Alltrista. Under Section 23-1-29-4 of the IBCL, any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting only by the unanimous written consent signed by all of the shareholders entitled to vote on such action.

     Alltrista Delaware. Section 228 of the DGCL permits any action required or permitted to be taken at a stockholders' meeting to be taken by written consent signed by the holders of the number of shares that would have been required to effect the action at an actual meeting of the stockholders at which all shares were present and voted. Section 228 of the DGCL will govern stockholders rights in Alltrista Delaware.


 Special Meetings

     Alltrista. Section 23-1-29-2 of the IBCL requires a corporation with more than 50 shareholders to hold a special meeting on call of its board of directors or the person or persons (including, but not limited to, shareholders or officers) specifically authorized to do so by the articles of incorporation or bylaws. The Company Bylaws provide that a special meeting may be called by the president, the Board or as otherwise may be required by law.

     Alltrista Delaware. Section 211(d) of the DGCL authorizes the board of directors or those persons authorized by the corporation's certificate of incorporation or by-laws to call a special meeting of the corporation's stockholders. The Delaware Bylaws will provide that a special meeting may be called by the president, the Board or as otherwise may be required by law.


 Voting, Appraisal Rights and Corporate Reorganizations

     Alltrista. The IBCL requires a majority vote of shareholders to approve a plan of merger or share exchange unless the articles of incorporation or board requires a greater vote. Section 23-1-44-8 of the

IBCL does not provide for dissenters' rights for a merger or plan of share exchange by a corporation the shares of which are (a) registered on a United States securities exchange registered under the Exchange Act, or (b) traded on NASDAQ or a similar market.

     Alltrista Delaware. The DGCL generally requires a majority vote of stockholders to approve a merger, sale of assets or similar reorganization transaction. Section 262 of the DGCL does not provide for dissenters' rights of appraisal for (a) the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) a merger by a corporation, the shares of which are either listed on a national securities exchange or held by more than 2,000 stockholders if such stockholders receive shares of the surviving corporation or of a listed or widely held corporation, or (c) certain mergers not requiring stockholder approval.


 Amendment to Certificate/Articles of Incorporation

     Alltrista. Except as otherwise provided in the IBCL, an amendment to the articles of incorporation must be approved by (i) a majority of the shareholders with dissenter's rights on such amendment and (ii) a majority of the votes cast when a quorum is present. The Company Articles currently require the affirmative vote of three-fourths of the voting power of all the then outstanding capital stock of the Corporation entitled to alter, amend or repeal
(i) any provision of Article IX of the Company Articles which governs the number and term of directors and (ii) the Anti-Takeover Provision. See Delaware and Indiana Corporate Laws -- Board of Directors and Anti-takeover Statutes/Provisions.

     Alltrista Delaware. The DGCL provides that an amendment to the certificate of incorporation becomes effective upon the approval of a majority of the outstanding stock entitled to vote. The Delaware Certificate will require the affirmative vote of three-fourths of the voting power of all of the then outstanding capital stock of the Corporation to amend (i) the provisions governing the number and term of directors and (ii) the Anti-Takeover Provision as is currently required by the Company Articles. For all other matters, the Delaware Certificate will require approval of a majority of the outstanding stock entitled to vote in order to approve an amendment to the Delaware Certificate.


 Amendment to Bylaws

     Alltrista. Article VI of the Company Bylaws provides that the Board may make, alter, amend or repeal the Company Bylaws by a majority vote. IBCL
Section 23-1-39-1 provides that only the Board may amend or repeal bylaws unless a corporation's articles of incorporation provide otherwise.

     Alltrista Delaware. Section 109 of the DGCL places the power to adopt, amend or repeal bylaws in the corporation's stockholders, but permits the corporation, in its certificate of incorporation, also to vest such power in the board of directors. Although the Board will be vested with such authority pursuant to the Delaware Certificate, the stockholders' power to adopt, amend or repeal by-laws will remain unrestricted.


 Preemptive Rights

     Alltrista. IBCL Section 23-1-27-1 provides that the shareholders of a corporation do not have a preemptive right to acquire a corporation's unissued shares except to the extent the articles of incorporation so provide. Article VI, Section (C) of the Company Articles provides that the Corporation's shareholders will have no preemptive rights.

     Alltrista Delaware. Under Section 102 of the DGCL, no statutory preemptive rights will exist, unless a corporation's certificate of incorporation specifies otherwise. The Delaware Certificate will not provide for any such preemptive rights.


 Dividend Rights

     Alltrista. The IBCL does not permit dividend distributions if, after giving effect to the proposed dividend, (a) the corporation would be unable to pay its debts as they become due in the usual course of business, or (b) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights (if any) of shareholders whose preferential rights are superior to those of shareholders receiving the distribution.


     Alltrista Delaware. Delaware corporations may pay dividends out of the excess of the net assets of the corporation (the "Surplus") less the consideration received by the corporation for any shares of its capital stock (the "Capital") or, if there is no Surplus, out of net profits for the fiscal year in which declared and/or the preceding fiscal year. Section 170 of the DGCL also provides that dividends may not be paid out of net profits if, after the payment of the dividend, Capital is less than the Capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.


THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE
                          REINCORPORATION PROPOSAL.

         PROPOSAL 2 -- INCREASE IN THE AUTHORIZED NUMBER OF SHARES OF
                                 COMMON STOCK


GENERAL

     On November 8, 2001, the Board of Directors unanimously adopted a resolution, subject to shareholder approval, to increase the authorized number of shares of capital stock from 30,000,000 to 55,000,000 and the number of authorized shares of Common Stock from 25,000,000 to 50,000,000.

     If the shareholders approve the Reincorporation Proposal, the increase in authorized shares of Common Stock will be effected through the filing of a Certificate of Ownership and Merger in the State of Delaware, which incorporates the Certificate of Incorporation of Alltrista Delaware attached hereto as Exhibit B. If the Reincorporation Proposal is not approved by shareholders, the Corporation plans to file a certificate of Amendment to the Articles of Incorporation, amending Articles V and VI as described above, as soon as practicable following the Special Meeting, to be effective upon such filing.

     The Company Articles currently authorize 30,000,000 shares of capital stock, consisting of 25,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. As of September 30, 2001, there were 6,381,483 shares of Common Stock outstanding and 1,298,795 shares reserved for issuance under options. There are currently 15,737,854 authorized and unissued shares of Common Stock available for future issuance that are not otherwise reserved for specific use.


REASONS FOR INCREASING THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

     The additional shares of Common Stock authorized upon adoption of this proposal will be available for issuance from time to time as determined by the Board, without further action by the stockholders and without first offering the shares to the stockholders. The proposed increase will ensure that a sufficient number of shares will be available, if needed, for issuance in connection with any possible future actions approved by the Board, including, among others, stock splits, stock dividends, acquisitions, financings, rights offerings, employee benefit programs or other corporate purposes, or upon exercise of stock options or warrants. The Board believes that the availability of the additional shares for such purposes without delay or necessity for a special stockholder's meeting (except as may be required by applicable law or regulatory authorities or by the rules of any stock exchange on which the Corporation's securities may be listed) will be beneficial to the Corporation by providing it with the flexibility required to respond to future business opportunities and needs as they arise. Currently, the NYSE requires a stockholder vote prior to the issuance of more than 20% of the voting stock of the Corporation to any party. The availability of additional authorized Common Stock will also enable the Corporation to act promptly when the Board determines that the issuance of additional shares of Common Stock is advisable. Assuming the approval by shareholders of this proposal, there will be 40,737,854 authorized and unissued shares of Common Stock that are not reserved for any specific use and are available for future issuance.


ANTI-TAKEOVER EFFECT

     An increase in the number of shares of Common Stock that the Corporation is authorized to issue could have a potential anti-takeover effect with respect to the Corporation, although the Corporation's management has not proposed the increase for that reason and does not presently anticipate using the additional authorized shares for such a purpose. The potential anti-takeover effect of the proposed amendment arises because the Corporation could issue additional shares of Common Stock, up to the total authorized number, thereby diluting the stockholdings and related voting rights of then existing stockholders in proportion to the number of any additional shares issued.

     The Company Articles and the Delaware Certificate also could have the effect of deterring or delaying a change of control in the Corporation. The Company Articles establish a classified board of directors, which makes it more difficult for shareholders to change a majority of the directors. The Delaware Certificate also establishes a classified board. In addition, the Company Articles currently prevent any holder of 10% of the voting power of the Corporation from (i) merging or consolidating with the Corporation, (ii) entering into any sale or exchange with the Corporation having a fair market value of greater than $10,000,000 or (iii) being issued any securities having a value greater than $10,000,000 without the approval of three-fourths of the then outstanding shares of capital stock of the Corporation entitled to vote in the election of directors unless the transaction (A) is approved by a majority of disinterested directors of the Corporation or (B) the consideration received in the transaction meets certain requirements as set forth in the Company Articles (the "Anti-Takeover Provision"). The Delaware Certificate will contain an identical provision.


     In addition, the power of the Board, under both the Company Articles and the Delaware Certificate, to issue Preferred Stock with voting or other powers, preferences and rights may be used to impede or discourage a takeover attempt. Generally, the issuance of Preferred Stock could (a) result in a class of securities outstanding which will have certain preferences regarding distributions in a liquidation over the Common Stock and might provide for certain rights (whether general, special, conditional or limited) that could dilute the voting rights of Common Stock and (b) result in dilution of the net income per share and net book value per share relating to Common Stock. Further, the issuance of any additional shares of Common Stock, pursuant to any conversion rights granted holders of any Preferred Stock, may also result in dilution of the voting rights, net income per share and net book value of Common Stock.


VOTES REQUIRED


     If Proposal 2 is approved, the increase in the number of shares of Common Stock authorized for issuance would be adopted regardless of whether the Reincorporation Proposal is approved. If the Reincorporation Proposal is approved, Proposal 2 will require the affirmative vote of a majority of the outstanding shares of Common Stock. If the Reincorporation Proposal is not approved, Proposal 2 will require the affirmative vote of a majority of votes cast, provided a quorum (50% of the outstanding shares of Common Stock) is present as is required under Indiana law.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE
              INCREASE IN THE AUTHORIZED AMOUNT OF COMMON STOCK.

                PROPOSAL 3 -- ELIMINATION OF DIRECTOR LIABILITY


GENERAL

     On November 8, 2001, the Board of Directors unanimously adopted a resolution, subject to shareholder approval, to include in the Alltrista Certificate a provision eliminating the personal liability of directors other than as required under Delaware law.


REASONS FOR THE ELIMINATION OF LIABILITY

     Under the IBCL, which governs Alltrista today, directors are not liable for any action taken as a director unless the director has breached his or her duties and such breach constitutes willful misconduct or recklessness. There is no requirement under Indiana law that the Alltrista Articles or Alltrista Bylaws contain any provision regarding such elimination; rather, directors are granted such rights as a matter of Indiana law.

     However, if the shareholders approve the Reincorporation Proposal, and the Corporation is reincorporated in the State of Delaware, the directors are not automatically given the same type of protection with respect to liability as a matter of Delaware law. The DGCL requires the Delaware Certificate to include a provision eliminating directors' liability in order to achieve that result. The Board believes that if the Reincorporation Proposal is approved, the rights of directors with respect to liability under Indiana law should remain substantially similar under Delaware law after the Reincorporation. In order to maintain directors' rights under Delaware law, the Delaware Certificate must include a provision eliminating personal liability for directors. The Board believes that the elimination of the personal liability of directors in accordance with Delaware law will also ensure that the Corporation continues to be able to attract and retain the best directors.


CURRENT RIGHTS OF DIRECTORS UNDER INDIANA LAW

     Under Section 23-1-35-1 of the IBCL, directors are required to discharge their duties: (i) in good faith; (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances; and (iii) in a manner the directors reasonably believe to be in the best interests of the corporation. However, this section also provides that a director is not liable for any action taken as a director, or any failure to act, unless the director has breached or failed to perform the duties of the director's office in compliance with that section and the breach or failure to perform constitutes willful misconduct or recklessness.


DIFFERENCES IN RIGHTS OF DIRECTORS UNDER DELAWARE AND INDIANA LAW

     Under Delaware law, absent adoption of a provision eliminating liability for directors, directors can be held liable for gross negligence in connection with decisions made on behalf of a corporation in the performance of their duty of care. Under Indiana law, only directors whose acts rise to the standard of willful misconduct or recklessness can be held liable for their acts. Subject to shareholder approval of this proposal, the Delaware Certificate will provide that directors of Alltrista Delaware will not be liable personally to Alltrista Delaware or Alltrista Delaware stockholders for monetary damages for breach of fiduciary duty as a director except for liability arising out of (a) any breach of the director's duty of loyalty to Alltrista Delaware or the stockholders,
(b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) payment of a dividend or approval of a stock redemption or repurchase in violation of Section 174 of the DGCL, or (d) any transaction from which the director derived an improper personal benefit. This provision protects Alltrista Delaware directors against liability for monetary damages from breaches of their duty of care in substantially the same way as directors under Indiana law are protected. Although the Delaware Certificate will provide Alltrista Delaware directors with protection from certain awards of monetary damages for breaches of their duty of care, it does not eliminate the director's duty of care. Accordingly, such provision has no effect on the availability of certain equitable remedies, such as an injunction, based upon a director's breach of his duty of care. This provision does not apply to officers of Alltrista Delaware who are not directors of Alltrista Delaware.

VOTES REQUIRED


     The affirmative vote of a majority of the outstanding stock entitled to vote is required to approve the elimination of liability for directors other than as required under Delaware law.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE ELIMINATION OF LIABILITY FOR DIRECTORS OTHER THAN AS REQUIRED UNDER DELAWARE
                                     LAW.

PROPOSAL 4 -- APPROVAL OF THE AMENDMENT TO THE ALLTRISTA CORPORATION 1998
                        LONG-TERM EQUITY INCENTIVE PLAN

     The 1998 Long-Term Equity Incentive Plan (the "1998 Plan") was adopted by the Board and approved by our shareholders in 1998. The 1998 Plan was originally designed with a provision that automatically increases the number of shares available for issuance pursuant to equity awards granted thereunder by 1% of the outstanding shares of Common Stock each year, capping the total number of shares available each year at 1.5% of the outstanding (the "Evergreen Provision"). The Board has amended and restated the 1998 Plan to eliminate the Evergreen Provision in lieu of a fixed maximum number of shares available under the 1998 Plan.

     There are currently 87,040 shares of Common Stock available for issuance under the 1998 Plan pursuant to the Evergreen Provision. The Board believes that the current share allowance is insufficient to achieve the purposes of the 1998 Plan in the near-term. As part of the amendment and restatement of the 1998 Plan to eliminate the Evergreen Provision, the Board has increased the number of shares available for issuance thereunder by 350,000 for a plan maximum of 437,040 shares when added to the existing share allowance. The Board believes that the increase in share allowance is necessary to continue to attract and retain top management and Board talent and to further align the interests of the Corporation's management and directors with those of the shareholders.

     The amendment and restatement of the 1998 Plan is subject to shareholder approval. We are seeking shareholder approval of the amendment and restatement in order to comply with the requirements of Sections 422 and 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the requirements of the New York Stock Exchange, Inc. (the "NYSE"). The following summary of the amended and restated 1998 Plan is qualified in its entirety by reference to the text of the amended and restated 1998 Plan, a copy of which has been filed with the Securities and Exchange Commission.


TERMS OF THE ALLTRISTA CORPORATION 1998 LONG-TERM EQUITY INCENTIVE PLAN
                            (AS AMENDED AND RESTATED)


PURPOSE

     The purpose of the 1998 Plan is to promote the Corporation's success by providing performance incentives for certain officers, employees, and individuals who provide services to us, and to enable these individuals to acquire or increase proprietary interest in our success.


ADMINISTRATION

     The 1998 Plan is administered by a committee of Directors appointed by and serving at the pleasure of the Board. Currently, the 1998 Plan is administered by the Compensation Committee (the entity administering the 1998 Plan from time to time will be referred to herein as the "Committee"). The Committee has authority, subject to the terms of the 1998 Plan, to (i) select individuals who will receive awards under the 1998 Plan; (ii) grant awards and determine the types and sizes of awards (except non-employee Director options which are granted pursuant to a formula or by the board of directors); (iii) determine the terms and conditions of the awards granted under the 1998 Plan (other than non-employee Director options); (iv) adopt, alter and repeal administrative rules governing the 1998 Plan; (v) interpret the terms and conditions of the 1998 Plan and the awards granted thereunder; and (vi) otherwise administer and supervise the 1998 Plan.


ELIGIBILITY

     Any employee of the Corporation or a subsidiary who serves in a key executive, administrative, professional, or technical capacity or other individual who serves the Corporation will be eligible to receive discretionary awards under the 1998 Plan. In addition, the 1998 Plan includes an annual stock option grant for non-employee Directors. The total number of individuals eligible to participate in the 1998 Plan is approximately fifty (50) individuals, which includes the Named Executive Officers.

COMMON STOCK AVAILABLE

     As noted above, if the amendment and restatement of the 1998 Plan is approved by shareholders, the maximum number of shares authorized for issuance under the 1998 Plan will be 437,040, which includes the 87,040 shares currently available under the 1998 Plan and the additional 350,000 shares for which approval is being sought. No employee may receive options or stock appreciation rights covering more than 400,000 shares in any calendar year. The price per share of Common Stock on the NYSE at the close of trading on November 12, 2001 was $15.40.


TYPES OF AWARDS

     The Committee has broad discretion to establish stock-based incentive awards designed to attract and retain key individuals and to motivate those individuals to maximize shareholder value by aligning their interests with those of the shareholders. The awards may consist of incentive stock options, nonqualified stock options, restricted stock, stock equivalent units, stock appreciation rights, and other stock-related forms of incentive compensation. The Committee has the authority, subject to the terms of the 1998 Plan, to select the individuals who will receive awards and determine the terms and conditions applicable to the awards. Awards may be paid in cash, shares of Common Stock, or a combination thereof. Pursuant to the 1998 Plan, non-employee Directors will only be eligible to receive nonqualified stock options under a formula program. Subject to certain limitations, the 1998 Plan grants each non-employee Director an annual option to purchase 1,000 shares of Common Stock with an exercise price equal to the fair market value of the shares on the date of grant.


PAYMENT OF EXERCISE PRICE AND TAX WITHHOLDING OBLIGATIONS

     In general, the Committee may permit a participant to pay the exercise price for an option or other award and/or the participant's tax withholding obligations in cash, by the transfer of shares of Common Stock, by the surrender of all or part of an award, or by a combination of these methods.


CHANGE IN CONTROL

     In general, (i) all outstanding stock options, stock appreciation rights, and other stock rights will become fully exercisable, and (ii) all restrictions and conditions applicable to restricted stock and other awards exercisable for shares of Common Stock will be deemed to have been satisfied upon a Change In Control (as defined in the 1998 Plan).


AMENDMENT, EFFECTIVE DATE, AND TERMINATION OF PLAN

     The Board may amend, suspend, or terminate the 1998 Plan at any time. Shareholder approval of an amendment will be required only to the extent necessary to satisfy applicable federal and State law and stock exchange rules.



FEDERAL TAX CONSEQUENCES

     Set forth below is a brief description of the federal income tax consequences applicable to Options granted under the 1998 Plan.


 Incentive Stock Options

     No taxable income is realized by the optionee upon the grant or exercise of an incentive stock option ("ISO"), within the meaning of Section 422 of the Code. If Common Stock is issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (1) upon sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) no deduction will be allowed to the optionee's employer for federal income tax purposes.

     If the Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of either holding period described above, generally (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares, and (2) the optionee's employer will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.

     Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following termination of employment, the exercise of the option will generally be taxed as the exercise of a non-qualified stock option.

     For purposes of determining whether an optionee is subject to any alternative minimum tax liability, an optionee who exercises an ISO generally would be required to increase his alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a non-qualified stock option. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his alternative minimum tax liability or his "regular" income tax liability. As a result, a taxpayer has to determine his potential liability under the alternative minimum tax.


 Non-Qualified Stock Options

     With respect to nonqualified stock options: (1) no income is realized by the optionee at the time the option is granted; (2) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the positive difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and the optionee's employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (3) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.


 Special Rules Applicable to Corporate Insiders

     Pursuant to Section 83 of the Code and the rules under Section 16(b) of the Exchange Act ("Section 16(b)"), and depending upon the particular exemption from the provisions of Section 16(b) utilized, officers and directors of the Company and persons owning more than 10 percent of the outstanding shares of stock of the Company ("Insiders") may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of options. Generally, Insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular option.


NEW PLAN BENEFITS

     The following table sets forth the non-qualified stock options to be granted to the non-employee Directors under the automatic formula grant provision of the amended 1998 Plan at the next Annual Meeting of Shareholders.




NAME AND POSITION            DOLLAR VALUE     NUMBER OF UNITS
-------------------------   --------------   ----------------
Non-Executive
 Director Group .........   N/A              6,000

     As noted above, each non-employee Director will automatically be granted a non-qualified stock option to purchase 1,000 shares of Common Stock at each Annual Meeting of Shareholders. Except for the automatic formula grant of non-qualified stock options to non-employee Directors, the grant of awards under the amended 1998 Plan is entirely within the discretion of the Committee.

VOTE REQUIRED TO APPROVE THE AMENDMENT TO THE 1998 PLAN


     Adoption of the amendment and restatement of the 1998 Plan requires the affirmative vote of a majority of the votes cast, provided that the total number of votes cast both for and against such proposal represents a majority of the shares of Common Stock outstanding.


     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE ALLTRISTA CORPORATION 1998 PLAN.

        PROPOSAL 5 -- APPROVAL OF THE ALLTRISTA CORPORATION 2001 STOCK
                                  OPTION PLAN

     The Board unanimously approved the 2001 Stock Option Plan (the "2001 Plan"), on September 24, 2001. The 2001 Plan provides for the grant of options to purchase shares of Common Stock to each of the non-employee directors of the Corporation and to Mr. Franklin and Mr. Ashken as of September 24, 2001. These option grants and the 2001 Plan are subject to shareholder approval. We are seeking shareholder approval of the 2001 Plan and the option grants thereunder in order to comply with the requirements of Section 162(m) of the Code and the requirements of the NYSE. The following summary of the 2001 Plan is qualified in its entirety by reference to the text of the 2001 Plan, which has been filed with the Securities and Exchange Commission.


PURPOSE

     The purpose of the 2001 Plan is to enable the Corporation to provide incentives to its executive officers and non-employee directors, to encourage them to make substantial contributions to the Corporation's future success, to align their compensation with the performance of the Corporation's Common Stock and to ensure that the Corporation can provide competitive compensation opportunities to such personnel. Unlike awards under the 1998 Plan, vesting of stock options granted under the 2001 Plan is intended to be tied to primarily to the increase in share value.


ADMINISTRATION

     The 2001 Plan is administered by a committee of Directors appointed by and serving at the pleasure of the Board. Currently, the 2001 Plan is administered by the Compensation Committee (the entity administering the 2001 Plan from time to time will be referred to herein as the "Committee"). The Committee may establish and adopt resolutions, rules and regulations for the administration of the 2001 Plan and may take such other action with regard to the 2001 Plan and the options granted thereunder as it deems appropriate, including the selection of additional executive officers to receive options.


AWARDS

     Options granted under the 2001 Plan will be nonqualified stock options ("NQSOs"); and not "incentive stock options" within the meaning of Section 422 of the Code.

     Under the terms of the 2001 Plan, on September 24, 2001, Mr. Franklin was granted Options with respect to 300,000 shares of Common Stock and Mr. Ashken was granted Options with respect to 150,000 shares of Common Stock. In addition, on September 24, 2001, each of the non-employee Directors of the Corporation was granted Options with respect to 20,000 shares of Common Stock. All Options granted under the 2001 Plan have a per-share exercise price equal to the Fair Market Value (defined as the most recent closing price of a share of Common Stock on the New York Stock Exchange) of one share of Common Stock as of the date of grant. The per-share exercise price of the Options granted above is $10.95 which represents the Fair Market Value of a share of Common Stock as of close of business on September 21, 2001.

     As noted above, the 2001 Plan and these Option grants are subject to shareholder approval and if not approved, the plan and the Options will be void. The Committee has discretion to grant additional Options with respect to an additional 80,000 shares of Common Stock to any executive officer of the Corporation and its subsidiaries. Approximately 14 individuals, including Messrs. Franklin and Ashken and the non-employee Directors, are currently eligible to participate in the 2001 Plan. The option exercise price may be paid
(i) in cash, by check, (ii) in shares of Common Stock (with the consent of the Committee) or (iii) by any other means approved by the Committee.

     Options granted under the 2001 Plan will vest and become exercisable on the earlier of (i) the first date after the grant date on which the Fair Market Value of a Common Share equals or exceeds seventeen dollars ($17.00) or (ii) the seventh anniversary of the date of grant. All vesting with respect to Options held by a particular Optionee shall cease upon such Optionee's termination of employment or service with the Company. Options granted to individuals other than Messrs. Franklin and Ashken will expire on the earlier of (i) the tenth anniversary of the date of grant or (ii) the date that is one year after the Optionee terminates his or her employment or directorship with the Company. One-half of Mr. Franklin's and Mr. Ashken's Options, respectively, will expire immediately on the earlier of
(i) their voluntary resignation from service with the Company, respectively, if such resignation occurs on or before March 31, 2002, (ii) the first anniversary of the date of their death or (iii) the tenth anniversary of the date of grant. The remainder of Messrs. Franklin's and Ashken's Options will expire on the earlier of (i) the first anniversary of the date of their death or (ii) the tenth anniversary of the date of grant.

     The total number of shares of Common Stock which may be issued under the 2001 Plan including those subject to the Options granted to Messrs. Franklin and Ashken and to the non-employee Directors noted above is limited to 650,000. No employee may receive Options covering more than 400,000 shares of Common Stock in any calendar year.

     Unless otherwise determined by the Committee, either at the date of grant or some later date, all Options under the 2001 Plan are nontransferable and may be exercised only by the grantee or the grantee's heirs, legatees or personal representatives.

     The Committee also has discretion to make adjustments to the 2001 Plan and outstanding Options in the event of certain adjustments in capitalization of the Corporation and other corporate events, including adjusting the number of shares subject to the 2001 Plan and each Option and the exercise price and value determinations applicable to Options as appropriate to preserve the economic terms of the Options.

     The Committee may amend or terminate the 2001 Plan at any time, in its sole discretion, provided that any such termination or amendment may not adversely affect any outstanding Option without the consent of the optionee.


MARKET VALUE

     The price per share of Common Stock on the NYSE at the close of trading on November 12, 2001 was $15.40.


FEDERAL TAX CONSEQUENCES

     Set forth below is a brief description of the federal income tax consequences applicable to Options granted under the 2001 Plan.

     (1) No income is realized by the optionee at the time the Option is granted; (2) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the positive difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and the optionee's employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (3) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

 Special Rules Applicable to Corporate Insiders

     Pursuant to Section 83 of the Code and the rules under Section 16(b) of the Exchange Act ("Section 16(b)"), and depending upon the particular exemption from the provisions of Section 16(b) utilized, officers and directors of the Corporation and persons owning more than 10 percent of the outstanding shares of stock of the Corporation ("Insiders") may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of Options. Generally, Insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular Option.


ACCOUNTING IMPACT

     Because the Options granted to Messrs. Franklin and Ashken and the non-employee Directors are subject to the approval of the shareholders which cannot occur until the Special Meeting, the Options will result in a one time charge to income if the fair market value of the Common Stock at the time of shareholder approval exceeds the $10.95 exercise price of the Options (the "Spread"). The accounting charge, if any, will be equal to the number of shares of Common Stock underlying the Options multiplied by the Spread.


NEW PLAN BENEFITS


     The following table sets forth the Options to be granted to Messrs. Franklin, Ashken and the non-employee Directors under the 2001 Plan.




             NAME AND POSITION                DOLLAR VALUE     NUMBER OF UNITS
------------------------------------------   --------------   ----------------
Martin E. Franklin .......................        N/A              300,000
 Chairman and Chief Executive Officer
Ian G. H. Ashken .........................        N/A              150,000
 Vice Chairman and Chief Financial Officer
Mr. Richard L. Molen .....................        N/A               20,000
 Director
Mr. Lynda W. Popwell .....................        N/A               20,000
 Director
Mr. Douglas W. Huemme ....................        N/A               20,000
 Director
Mr. Patrick W. Rooney ....................        N/A               20,000
 Director
Mr. Robert L. Wood .......................        N/A               20,000
 Director
Mr. David L. Swift .......................        N/A               20,000
 Director


     In addition to the grants set forth above, the Committee may grant Options with respect to an additional 80,000 shares of Common Stock under the 2001 Plan to other executive officers of the Corporation. Because future Option grants under the 2001 Plan are entirely within the discretion of the Committee, the Corporation cannot forecast the extent of awards that will be granted in the future.


VOTE REQUIRED TO APPROVE THE 2001 STOCK OPTION PLAN


     Approval of the 2001 Plan Proposal requires the affirmative vote of a majority of the votes cast, provided that the total number of votes cast both for and against such proposal represents a majority of the shares of Common Stock outstanding.


     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2001 STOCK OPTION PLAN.

                 VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

     So far as is known to the Board, the following table indicates the only beneficial owners of more than five percent of the Corporation's outstanding Common Stock as of November 12, 2001. The information shown below is derived from the latest reports provided to the Corporation by the entities named below. Unless otherwise noted, the Corporation believes that the persons named in this table have sole voting and dispositive power with respect to the shares listed.




  NAME AND ADDRESS OF BENEFICIAL OWNER      SHARES BENEFICIALLY OWNED     PERCENT OF CLASS (6)
----------------------------------------   ---------------------------   ---------------------
AXA Financial, Inc. ....................             756,730(1)                   11.86%
 1290 Avenue of the Americas, 11th Floor
 New York, NY 10104
Marlin Partners II, L.P. ...............             647,100                      10.14
 555 Theodore Fremd Avenue, Suite B-302
 Rye, NY 10580
First Manhattan Co. ....................             605,459(2)                    9.49
 437 Madison Avenue
 New York, NY 10022-7002
Steel Partners II, L.P. ................             626,000(3)                     9.8
 150 East 52nd Street, 21st Floor
 New York, NY 10022
Wachovia Corporation and Wachovia Bank,
 National Association ..................             364,700(4)                    5.71
 100 North Main Street
 Winston-Salem, NC 27104
----------


(1) Based solely on a Schedule 13G filed as amended and filed February 12, 2001, with the Securities and Exchange Commission ("SEC") by a group (collectively referred to hereinafter as the "AXA Group") and their subsidiaries. The AXA Group includes AXA Financial, Inc.; AXA, the majority shareholder of AXA Financial, Inc.; and four French mutual insurance companies which, as a group, control AXA: AXA Assurances I.A.R.D Mutuelle, AXA Assurances Vie Mutuelle, AXA Conseil Vie Assurances Mutuelle and AXA Courtage Assurances Mutuelle. The address of AXA is 25, avenue Matignon, 75008 Paris, France. The address for AXA Assurances I.A.R.D Mutuelle, AXA Assurances Vie Mutuelle and AXA Conseil Vie Assurances Mutuelle is 370, rue Saint Honore, 75001 Paris, France. The address for AXA Courtage Assurances Mutuelle is 26, rue Louis le Grand, 75002 Paris, France. The AXA Group has sole voting power over 627,875 of these shares and shared voting power over 7,305 of these shares.

(2) Based solely on a Schedule 13G as amended and filed February 7, 2001, with the SEC by First Manhattan Co. The Schedule 13G further reports that First Manhattan Co. has sole dispositive power and power to vote 17,550 of these shares, shared power to vote 581,099 of these shares, and shared dispositive power of 587,909 of these shares. First Manhattan Co. disclaims dispositive power as to 1,000 of such shares and beneficial ownership as to 91,300 of such shares.

(3) Based solely on a Schedule 13D filed August 28, 2001, with the SEC by Steel Partners II, L.P.

(4) Based solely on a Schedule 13G as amended and filed February 14, 2001, with the SEC by Wachovia Corporation and Wachovia Bank, National Association. The Schedule 13G further reports that Wachovia Corporation and Wachovia Bank, National Association has sole dispositive power and power to vote 364,550 of these shares, shared dispositive power and power to vote 150 of these shares.

(5) Percent of Class is based upon the common shares outstanding and entitled to vote as of September 30, 2001. There were 6,381,483 shares outstanding and entitled to vote as of September 30, 2001.

                 SECURITY OWNERSHIP BY MANAGEMENT AND DIRECTORS


     The following table lists the beneficial ownership Common Stock of the Corporation, as of the close of business as of November 12, 2001, held by director nominees, continuing directors, each of the non-director executive officers named in the Summary Compensation Table, and all directors and executive officers as a group. Unless otherwise noted, the beneficial owner has sole voting and investment power.



                                                        SHARES BENEFICIAL
NAME OF BENEFICIAL OWNER                                  OWNERSHIP(1)       PERCENT OF CLASS(3)
----------------------------------------------------   ------------------   --------------------
Martin E. Franklin .................................         647,100(2)             10.14%
Ian G. H. Ashken ...................................         647,100(2)             10.14%
Douglas W. Huemme ..................................           2,675                  *
Angela K. Knowlton .................................           4,763                  *
Richard L. Molen ...................................           6,400                  *
Lynda W. Popwell ...................................           4,425                  *
Patrick W. Rooney ..................................           6,500                  *
David L. Swift .....................................           7,100                  *
J. David Tolbert ...................................           6,562                  *
Robert L. Wood .....................................           2,000                  *
All of the above and present executive Officers as a
 group (10 persons) ................................         687,525                10.67%

----------
*     Less than 1%


(1) The shares shown include the following shares that may be purchased pursuant to stock options that are exercisable within 60 days of November 12, 2001: Mr. Huemme, 1,000 shares; Ms. Knowlton, 3,500 shares; Mr. Molen, 5,050 shares; Ms. Popwell, 3,000 shares; Mr. Rooney, 4,700 shares; Mr. Swift, 5,400 shares; Mr. Tolbert, 4,500 shares; and Mr. Wood, 1,000 shares.


(2) The 300,000 options to purchase Common Stock granted to Martin E. Franklin and the 150,000 options to purchase Common Stock granted to Ian G.H. Ashken pursuant to the 2001 Stock Option Plan are not included because such option grants are subject to shareholder approval.


(3) Percent of Class is based upon the common shares outstanding and entitled to vote as of September 30, 2001. There were 6,381,483 shares outstanding and entitled to vote as of September 30, 2001.

                          SUMMARY COMPENSATION TABLE


     The following table sets forth a summary of the annual and long-term compensation of the Chief Executive Officer and the four other most highly compensated executive officers (the "Named Executive Officers") of the Corporation for the year ended December 31, 2000 for services in all capacities to the Corporation. Kevin D. Bower and Thomas B. Clark resigned from the Corporation as of September 25, 2001 and Jerry T. McDowell resigned from the Corporation on August 17, 2001. Martin E. Franklin was appointed Chairman and Chief Executive Officer and Ian G. H. Ashken was appointed Vice Chairman, Chief Financial Officer and Secretary on September 25, 2001.



                                            ANNUAL COMPENSATION     LONG-TERM COMPENSATION
                                          ----------------------- ---------------------------
                                                                      AWARD         PAYOUT
                                                                  ------------- -------------
                                                                    SECURITIES
                                                                    UNDERLYING       LTIP         ALL OTHER
NAME AND PRINCIPAL POSITIONS (1)    YEAR     SALARY    BONUS (2)   OPTIONS (#)   PAYOUTS (3)   COMPENSATION (4)
---------------------------------- ------ ----------- ----------- ------------- ------------- -----------------
 Thomas B. Clark (5) ............. 2000    $331,923    $      0       15,000       $     0         $65,856
   Chairman, President and         1999     309,461     402,300            0         3,226          48,152
    Chief Executive Officer        1998     281,134     248,523            0         4,839          36,597

 Kevin D. Bower (6) .............. 2000     174,615           0       10,000             0          13,805
   Senior Vice President and       1999     157,692     157,692            0           860          12,400
    Chief Financial Officer        1998     149,038     101,346            0         1,290          11,218

 Angela K. Knowlton(7) ........... 2000     123,461           0        7,500             0           8,344
   Vice President, Finance and
    Treasurer

 Jerry T. McDowell ............... 2000     216,407           0       10,000             0          52,217
   Group Vice President,           1999     201,638     201,638            0        22,630          57,097
    Metal Products                 1998     209,192     104,596            0        11,315          41,780

 J. David Tolbert ................ 2000     134,653           0        7,500             0          10,119
   Vice President, Human Resources 1999     129,615      77,769            0             0           9,887
    and Administration             1998     117,692      48,018            0             0           8,680


----------
(1) Martin E. Franklin was appointed Chairman and Chief Executive Officer on September 25, 2001. Ian G. H. Ashken was appointed Vice Chairman, Chief Financial Officer and Secretary on September 25, 2001. Messrs. Franklin and Ashken will each be paid an initial salary of $200,000. In connection with such employment, the Corporation granted 300,000 options to purchase Common Stock, subject to shareholder approval of the 2001 Stock Option Plan to Mr. Franklin and 150,000 options to purchase Common Stock, subject to shareholder approval of the 2001 Stock Option Plan to Mr. Ashken.


(2) The Named Executive Officers did not receive a payment from the EVA/Growth Plan for 2000.


(3) Represents amounts paid from the "bank" under the Corporation's EVA/Growth Plan for prior performance (See "Report of The Executive Compensation Committee, Cash Compensation"). For the year 2000, the following negative performance amounts were applied against the positive bank balances carried over from prior year's performance, thus reducing the balances that otherwise would have been distributed in future years:
      Mr. Clark, ($58,252); Mr. Bower, ($23,573); Ms. Knowlton, ($10,000); Mr.
      McDowell, ($30,297) and Mr. Tolbert, ($10,906).

(4) The amounts shown in the All Other Compensation column for 2000 are comprised as follows: Mr. Clark--above-market interest on deferred compensation account, $11,825; life insurance premiums, $828; long-term disability premiums, $6,741; the Corporation's match on the employee's 401(k) contribution, $6,800; the Corporation's additional contribution to the employee's 401(k), $7,650; the Corporation's contribution to the excess savings and retirement account for 2000, $32,012. Mr. Bower--life insurance premiums, $828; long-term disability premiums, $995; the Corporation's match on the employee's 401(k) contribution, $6,800; the Corporation's additional contribution to the employee's 401(k), $2,550; the Corporation's contribution to the excess savings and retirement account for 2000, $2,632. Ms. Knowlton--life insurance premiums, $690; long-term disability premiums, $609; the Corporation's match on the employee's 401(k) contribution, $4,938; the Corporation's additional contribution to the employee's 401(k), $1,700; the Corporation's contribution to Employee Stock Purchase Plan, $260; the Corporation's contribution to the excess savings and retirement account for 2000, $147. Mr. McDowell--above-market interest on deferred compensation account, $21,670; life insurance premiums, $828; long-term disability premium, $1,233; the Corporation's match on the employee's 401(k) contribution, $6,800; the Corporation's additional contribution to the employee's 401(k), $7,650; the Corporation's contribution to the excess savings and retirement account for 2000, $14,036. Mr. Tolbert--life insurance premiums, $744; long-term disability premiums, $665; the Corporation's match on the employee's 401(k) contribution, $5,386; the Corporation's additional contribution to the employee's 401(k), $1,700; the Corporation's contribution to Employee Stock Purchase Plan, $1,200; the Corporation's contribution to the excess savings and retirement account for 2000, $424.


(5) Mr. Clark resigned as Chairman, President and Chief Executive Officer on September 25, 2001.


(6) Mr. Bower resigned as Senior Vice President and Chief Financial Officer on September 25, 2001.


(7) Information regarding annual and long-term compensation for Ms. Knowlton for 1999 and 1998 has not been included as she was not a Named Executive Officer for those years.

LONG-TERM INCENTIVE PLAN


                          AWARDS IN LAST FISCAL YEAR

     The following table summarizes the performance share grants of stock equivalent units in 2000 for the Named Executives Officers.



                                                                             ESTIMATED FUTURE PAYOUTS
                                                                    UNDER NON-STOCK PRICE-BASED PLANS (4) (5)
                                                                 ------------------------------------------------
                                                  PERFORMANCE
                                  NUMBER OF      PERIOD UNTIL       THRESHOLD           TARGET         MAXIMUM
            NAME                    UNITS         MATURATION      (# OF SHARES)     (# OF SHARES)   (# OF SHARES)
----------------------------   --------------   --------------   ---------------   --------------- --------------
Thomas B. Clark ............        2,333(1)      1998-2000            0                2,333           3,499
                                    2,759(2)      1999-2001            0                2,759           4,138
                                    2,992(3)      2000-2002            0                2,992           4,488
Kevin D. Bower .............          705(1)      1998-2000            0                  705           1,058
                                      833(2)      1999-2001            0                  833           1,249
                                      904(3)      2000-2002            0                  904           1,356
Angela K. Knowlton .........          411(1)      1998-2000            0                  411             617
                                      486(2)      1999-2001            0                  486             729
                                      527(3)      2000-2002            0                  527             791
Jerry T. McDowell ..........          705(1)      1998-2000            0                  705           1,058
                                      833(2)      1999-2001            0                  833           1,249
                                      904(3)      2000-2002            0                  904           1,356
J. David Tolbert ...........          411(1)      1998-2000            0                  411             617
                                      486(2)      1999-2001            0                  486             729
                                      527(3)      2000-2002            0                  527             791

----------
(1) The third grant of Stock Equivalent Units ("Units") for the performance period of three consecutive calendar years beginning January 1, 1998 under the 1998 Long-Term Equity Incentive Plan. The three-year program 1998-2000 ended December 31, 2000 and as a result of the actual levels of performance during the three-year period there was no payout for this Plan.

(2) The second grant of stock Units for the performance period of three consecutive calendar years beginning January 1, 1999, under the 1998 Long-Term Equity Incentive Plan.

(3) The first grant of stock Units for the performance period of three consecutive calendar years beginning January 1, 2000, under the 1998 Long-Term Equity Incentive Plan.

(4) Units will be convertible into shares of Common Stock following the end of the three-year performance period based on the Corporation's actual performance compared to threshold, target and maximum performance levels established by the Committee. If the threshold level of performance is not exceeded, the Units will be forfeited and no shares of Common Stock will be issued. If the target level of performance is achieved, then Units will be convertible into shares of Common Stock equal in number to the target number of shares of Common Stock. If the maximum level of performance is achieved or exceeded, then Units will be convertible into shares of Common Stock equal in number to 150% of the target number of shares. The number of shares into which Units are convertible for levels of performance between threshold and target and between target and maximum will be based on interpolation. If a recipient of Units terminates employment prior to the end of the three-year performance period for any reason other than retirement, disability or death, the recipient forfeits all rights with respect to the Units.

(5) The Estimated Future Payout for Target and Maximum are as of the grant date for each performance period. The three-year program 1998-2000 ended December 31, 2000 and as a result of the actual levels of performance during the three-year period there was no payout for this Plan.

                             OPTION GRANTS IN 2000


     The following table summarizes the grants of stock options awarded during 2000 under the Corporation's Stock Option Plan to the Named Executive Officers.





                                          INDIVIDUAL GRANTS
                             --------------------------------------------
                                                                                                        POTENTIAL REALIZABLE
                                                                                                                VALUE
                                                                                                         AT ASSUMED RATES OF
                                                                                                                STOCK
                                                     PERCENTAGE OF TOTAL                               PRICE APPRECIATION FOR
                              NUMBER OF SECURITIES    OPTIONS GRANTED TO                                   OPTION TERM (3)
                               UNDERLYING OPTIONS    EMPLOYEES IN FISCAL      EXERCISE     EXPIRATION  -----------------------
            NAME                   GRANTED (1)               2000          PRICE ($/SH.)    DATE (2)        5%         10%
---------------------------- ---------------------- --------------------- --------------- ------------ ----------- -----------
Thomas B. Clark ............         15,000                  20.5%           $  12.50     12/21/2010    $117,917    $298,826
Kevin D. Bower .............         10,000                  13.7%              12.50     12/21/2010      78,611     199,217
Angela K. Knowlton .........          7,500                  10.3%              12.50     12/21/2010      58,958     149,413
Jerry T. McDowell ..........         10,000                  13.7%              12.50     12/21/2010      78,611     199,217
J. David Tolbert ...........          7,500                  10.3%              12.50     12/21/2010      58,958     149,413

----------
(1) Options were granted to the Named Executive Officers on December 21, 2000, and are exercisable in four equal annual installments beginning one year from the date of grant.


(2) Subject to earlier expiration if the executive officer ceases to be an employee of the Corporation.


(3) The dollar amounts under these columns are the result of calculation at the 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, in the market value of the Corporation's Common Stock.


                      AGGREGATED OPTION EXERCISES IN 2000
                       AND FISCAL YEAR-END OPTION VALUES


     The following table summarizes the stock options exercised during 2000 and the stock options outstanding on December 31, 2000, for the Named Executive Officers.




                                                           NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                         UNDERLYING UNEXERCISED AT     IN-THE-MONEY OPTIONS AT
                                                             DECEMBER 31, 2000           DECEMBER 31, 2000(1)
                                                       ----------------------------- ----------------------------
                           SHARES ACQUIRED     VALUE
           NAME              ON EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
------------------------- ----------------- ---------- ------------- --------------- ------------- --------------
Thomas B. Clark .........         0          $  0.00       31,750         16,750         $1,875        $15,000
Kevin D. Bower ..........         0             0.00       10,834         10,625            364         10,000
Angela K. Knowlton ......         0             0.00        3,125          7,875              0          7,500
Jerry T. McDowell .......         0             0.00       26,502         11,250          3,403         10,000
J. David Tolbert ........         0             0.00        7,875          1,000            250          7,500

----------
(1) Before taxes. The dollar value reported is based on the difference between the exercise price of the option outstanding and the market price of Alltrista Common Stock at the close of trading on December 31, 2000. The closing market price on that date was $13.50 per share.

                            DIRECTORS' COMPENSATION


     Directors who are not employees of the Corporation receive as compensation an annual retainer of $12,000 and an annual fee of $1,500 if he or she serves as chairman of a Board committee. In addition, non-employee directors will be paid a fee of $750 for attendance at each Board meeting, $600 per day for attendance at one or more committee meetings, $625 for participation in a telephonic Board meeting, and $500 for participation in a telephonic committee meeting. If a non-employee director were to serve as Chairman of the Board, he would receive as compensation an annual retainer of $36,000, plus meeting fees at the same rate as those for other non-employee directors. Directors who are also employees of the Corporation receive no additional compensation for their service on the Board or on any Board committee.


     Pursuant to the Alltrista Corporation 1997 Deferred Compensation Plan for Directors, non-employee directors may elect to receive in cash all or any part of the director compensation payable, with the remaining portion deferred under various deferred compensation options selected by the participant. The participant may elect to have the deferrals paid at a future date, either in a lump sum or in up to fifteen substantially equal annual installments. The Corporation's 1998 Plan authorizes the grant of an option to acquire 1,000 shares of the Corporation's Common Stock on April 30 of each year to each non-employee director. Ms. Popwell and Messrs. Huemme, Molen, Rooney, Swift and Wood each were granted an option to acquire 1,000 shares of common stock in 2000. The exercise price for each share of the Corporation's Common Stock subject to the option granted to such director will be equal to the fair market value of a share of the Corporation's Common Stock as of the date such option is granted. The option will be a non-qualified option and will expire ten years after the date it is granted. The option will become exercisable at the earlier of one year subsequent to the date the option was granted or upon the optionee's death, disability or attainment by the optionee of age 70.


                                 OTHER MATTERS


     The Corporation knows of no other business to be acted upon at the Special Meeting. However, if any business is properly presented at the Special Meeting, it is intended that the persons named in the enclosed Proxy, or their substitutes, will vote such Proxy in accordance with their judgment on such matters.


                            SHAREHOLDERS PROPOSALS


     Proposals of shareholders intended to be presented at the 2002 Annual Meeting and included in the Corporation's 2002 Proxy Statement must be in writing and received by the Company Secretary at the Corporation's principal executive offices, 555 Theodore Fremd Avenue, Suite B302, Rye, New York 10580, by December 3, 2001. In order to be considered timely under the Corporation's Bylaws, as amended, shareholder proposals and shareholder nominations of candidates for election to the Board of Directors intended to be presented at the 2002 Annual Meeting, but not included in the Corporation's 2002 Proxy Statement, must be in writing and received by the Company Secretary at the address set forth in the immediately preceding sentence not later than March 3, 2002 and not earlier than February 1, 2002.


     IN ORDER THAT YOUR SHARES MAY BE REPRESENTED IF YOU DO NOT PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY. IN THE EVENT YOU ARE ABLE TO ATTEND, WE WILL, IF YOU REQUEST, CANCEL THE PROXY.

                        SOLICITATION AND OTHER MATTERS


     The cost of soliciting proxies will be paid by the Corporation. In addition to solicitations by mail, some directors, officers and regular employees of the Corporation, without extra remuneration, may conduct solicitations by telephone, facsimile and personal interview. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Stock. In addition, the Corporation has engaged Mackenzie Partners, Inc. to assist it in the solicitation of proxies, for a fee of approximately $6,000, plus out-of-pocket expenses. As of the date of this Proxy Statement, the Board of the Corporation has no knowledge of any matters to be presented for consideration at the meeting other than those referred to above. However, persons named in the accompanying form of proxy will have the authority to vote such proxy as to any other matters which do properly come before the meeting and as to matters incidental to the conduct of the meeting, according to their discretion.


                                        By Order of the Board of Directors


                                        Ian G.H. Ashken
                                        Company Secretary


   November  26, 2001
   Rye, New York

                                                                       EXHIBIT A


                         AGREEMENT AND PLAN OF MERGER

                                      OF

                             ALLTRISTA CORPORATION

                                      AND

                   ALLTRISTA REINCORPORATION MERGERSUB, INC.

     AGREEMENT AND PLAN OF MERGER (the "Merger Agreement"), dated as of    ,
2001, between Alltrista Reincorporation MergerSub, Inc. ("Alltrista Delaware"), and Alltrista Corporation, an Indiana corporation ("Alltrista Indiana"), pursuant to Section 253 of the Delaware General Corporation Law (the "DGCL") and Section 23-1-40-7 of the Indiana Business Corporation Law (the "IBCL").

                             W I T N E S S E T H:

     WHEREAS, Alltrista Delaware is a corporation duly organized and in good standing under the laws of the State of Delaware;

     WHEREAS, Alltrista Indiana is a corporation duly organized and in good standing under the laws of the State of Indiana;

     WHEREAS, the Board of Directors of Alltrista Delaware and the Board of Directors of Alltrista Indiana have determined that it is advisable and in the best interests of each of them that Alltrista Indiana merge with and into Alltrista Delaware upon the terms and subject to the conditions herein provided;

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto agree as follows:

     ARTICLE 1: Merger. Upon the filing of a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware and the Articles of Merger with the Secretary of the State of Indiana (the "Effective Time"), Alltrista Indiana shall be merged (the "Merger") with and into Alltrista Delaware, and Alltrista Delaware shall be the corporation surviving the Merger (hereinafter referred to as the "Surviving Corporation").

     ARTICLE 2: Directors, Officers and Governing Documents. The directors of the Surviving Corporation from and after the Effective Time shall be the directors of Alltrista Indiana immediately prior to the Effective Time. The officers of the Surviving Corporation immediately after the Effective Time shall be the officers of Alltrista Indiana immediately prior to the Effective Time. These officers and directors shall hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation. At the Effective Time the Certificate of Incorporation of the Surviving Corporation shall be amended and restated as attached hereto as Annex A. The bylaws of the Surviving Corporation as in force and effect at the effective time and date of the Merger will be the bylaws of said Surviving Corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the laws of the State of Delaware of said Surviving Corporation.

     ARTICLE 3: Name. The name of the Surviving Corporation shall be: Alltrista Corporation.

     ARTICLE 4: Effect of Merger on Shares of Stock of Alltrista Indiana. At the Effective Time, each share of common stock, no par value, of Alltrista Indiana outstanding immediately prior to the Effective Time shall be converted into and become one share of common stock, no par value, of the Surviving Corporation. At the Effective Time, each issued and outstanding share of stock of Alltrista Delaware shall be canceled, without the payment of consideration therefor.

     ARTICLE 5: Effect of the Merger. The Merger shall have the effect set forth in Section 259 of the DGCL.

     ARTICLE 6: Approval. The Plan of Merger herein made and approved shall be submitted to the shareholders of Alltrista Indiana for their approval or rejection in the manner prescribed by the provisions of the IBCL and shall be approved in the manner prescribed by the GCL.


     ARTICLE 7: Authorization. The Board of Directors and the proper officers of Alltrista Indiana and of the Surviving Corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger or of the merger herein provided for.


     ARTICLE 8: Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of Alltrista Indiana such deeds and other instruments, and there shall be taken or caused to be taken by the Surviving Corporation all such further and other actions, as shall be appropriate or necessary in order to vest, perfect or confirm in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers and authority of Alltrista Indiana, and otherwise to carry out the purposes of this Merger Agreement. The officers and directors of the Surviving Corporation are fully authorized, on behalf of the Surviving Corporation or Alltrista Indiana, to take any and all such actions and to execute and deliver any and all such deeds, documents and other instruments.


             [The remainder of this page intentionally left blank.]

     IN WITNESS WHEREOF, the undersigned have executed this Merger Agreement as of the date first above written.


                                          ALLTRISTA CORPORATION, an Indiana
                                          Corporation



                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:





                                          ALLTRISTA REINCORPORATION
                                          MERGERSUB, a Delaware corporation



                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:


                                   * * * * *

                                                                      EXHIBIT B


                     RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                             ALLTRISTA CORPORATION


                         ARTICLE I. NAME OF CORPORATION

     The name of the Corporation is Alltrista Corporation, (hereinafter, the "Corporation"). The Corporation's original Certificate of Incorporation was
filed on December   , 2001 under the name Alltrista Reincorporation Sub, Inc.
This Restated Certificate of Incorporation was duly adopted in accordance with
Section 245 of the General Corporation Law of the State of Delaware (the
"GCL").


                 ARTICLE II. REGISTERED OFFICE REGISTERED AGENT

     The address of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle. The name of its registered agent at that address is Corporation Service Company.


                    ARTICLE III. PURPOSE; TERM OF EXISTENCE

     The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the GCL.

     The period during which the Corporation shall continue is perpetual.


                           ARTICLE IV. CAPITAL STOCK


  SECTION A. NUMBER OF SHARES OF CAPITAL STOCK AND DESIGNATION OF CLASSES.

     (1) The amount of total authorized capital stock of this Corporation shall be [55,000,000] shares, divided as follows: (i) [50,000,000] shares of Common Stock, without par value (the "Common Stock"), and (ii) 5,000,000 shares of Preferred Stock, without par value, of which 250,000 shall be designated as "Series A Junior Participating Preferred Stock".

     (2) The Preferred Stock may be issued from time to time as herein provided in one or more series. The Board of Directors shall have the authority to determine and state the designations and the relative rights (including, if any, conversion rights, participation rights, voting rights, dividend rights, and stated, redemption and liquidation values), ranking preferences, limitations and restrictions of each such series by the adoption of resolutions prior to the issuance of each such series authorizing the issuance of such series. All shares of Preferred Stock of the same series shall be identical with each other in all respects.

     (3) Two hundred fifty thousand (250,000) shares of Preferred Stock shall be designated as "Series A Junior Participating Preferred Stock" and shall have the preferences, limitations, and relative voting and other rights as follows:

    (A) Dividends and Distributions.

     (1) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $5.00 or
   (b) subject to the provision for
   adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all noncash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. In the event the
   Corporation shall at any time after [   ] (the "Rights Declaration Date")
   (a) declare any dividend on Common Stock payable in shares of Common Stock,
   (b) subdivide the outstanding Common Stock, or (c) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause
   (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (2) The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (1) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $5.00 per share on the Series A Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

     (3) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which event such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

     (B) Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

     (1) Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (a) declare any dividend on Common Stock payable in shares of Common Stock, (b) subdivide the outstanding Common Stock, or (c) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (2) Except as otherwise provided herein or by law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.


     (3) (a) If at any time dividends on any Series A Junior Participating Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a "default period") which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly period on all shares of Series A Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series A Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) directors.


         (b) During any default period, such voting right of the holders of Series A Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (3)(c) of this Section (B) or at any annual meeting of shareholders, and thereafter at annual meetings of shareholders, provided that neither such voting right nor the right of the holders of any other series of Preferred Stock, if any, to increase, in certain cases, the authorized number of directors shall be exercised unless the holders of ten percent (10%) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) directors or, if such right is exercised at an annual meeting, to elect two (2) directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Participating Preferred Stock.


         (c) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect directors, the Board of Directors may order, or any shareholder or shareholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the President, a Vice President or the Corporate Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this subparagraph (3)(c) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any shareholder or shareholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this subparagraph (3)(c), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of shareholders.

         (d) In any default period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock shall have exercised their right to elect two (2) directors voting as a class, after the exercise of which right (x) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may, except as provided in subparagraph (3)(b) of this Section (B), be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of stock which elected the director whose office shall have become vacant. References in this paragraph (3) to directors elected by the holders of a particular class of stock shall include directors elected by such directors to fill vacancies as provided in clause (y) of the foregoing sentence.

         (e) Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect directors shall cease, (y) the term of any directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of directors shall be such number as may be provided for in these Amended Articles or the Bylaws irrespective of any increase made pursuant to the provisions of subparagraph (3)(b) of this Section (B) (such number being subject, however, to change thereafter in any manner provided by law or in these Amended Articles or the Bylaws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining directors.

     (4) Except as set forth herein, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

     (C) Certain Restrictions.

     (1) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section (A) are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

         (a) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

         (b) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

         (c) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock;

         (d) purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series of classes.

     (2) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (1) of this Section (C), purchase or otherwise acquire such shares at such time and in such manner.

     (D) Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

     (E) Liquidation, Dissolution or Winding Up.

     (1) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Series A Liquidation Preference"). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (a) the Series A Liquidation Preference by
   (b) 100 (as appropriately adjusted as set forth in subparagraph (3) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause
   (c), the "Adjustment Number"). Following the payment of the full amount of the Series A Liquidation Preference and Common Adjustment in respect of all outstanding shares of Series A Junior Participating Preferred Stock and Common Stock, respectively, holders of Series A Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

     (2) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

     (3) In the event the Corporation shall at any time after the Rights Declaration Date (a) declare any dividend on Common Stock payable in shares of Common Stock, (b) subdivide the outstanding Common Stock, or (c) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (F) Consolidation Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A

Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (a) declare any dividend on Common Stock payable in shares of Common Stock, (b) subdivide the outstanding Common Stock, or (c) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (G) Redemption. The shares of Series A Junior Participating Preferred Stock shall be redeemable at a price equal to the product of (a) the current market price of the Common Stock and (b) the Adjustment Number.

     (H) Ranking. The Series A Junior Participating Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

     (I) Amendment. These Amended Articles shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

     (J) Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

     SECTION B. ISSUE AND CONSIDERATION FOR CAPITAL STOCK

     (1) The Board of Directors shall have the authority to authorize and direct the issuance by the Corporation of shares of Common Stock and Preferred Stock at such times, in such amounts, to such persons, for such consideration, and upon such terms and conditions as it may determine, subject to the restrictions, limitations, conditions and requirements imposed by the provisions of this Restated Certificate of Incorporation, by the provisions of the resolutions authorizing the issuance of any series of shares of Preferred Stock adopted by the Board of Directors, or by the provisions of the GCL.

     (2) When payment of the consideration for which any share or shares of stock so authorized to be issued shall have been received by the Corporation, such share or shares of stock so authorized to be issued shall have been received by the Corporation, such share or shares shall be declared and be taken to be fully paid and not liable to any further call or assessment, and the holder or holders thereof shall not be liable for any further payments thereon.

     SECTION C. NO PREEMPTIVE RIGHTS

     The shareholders have no preemptive rights to subscribe to or purchase any additional issues of shares of capital stock of the Corporation purchased or acquired by the Corporation and not canceled but held as treasury stock.

     SECTION D. AMENDMENT

     Notwithstanding anything contained in this Restated Certificate of Incorporation to the contrary, the affirmative vote of at least three-fourths of the combined voting power of the outstanding shares entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter amend or adopt any provision inconsistent with the first sentence of Section A, paragraph 2, of this Article IV.

                               ARTICLE V. VOTING

     SECTION A. COMMON STOCK

     Each owner of record (as of the record date fixed by the By Laws or the Board of Directors for any such determination of shareholders) of shares of Common Stock shall have one (1) vote per share of Common Stock standing in his, her or its name on the books of the Corporation with respect to each matter to be voted on, including the election of directors and on matters referred to shareholders.

     SECTION B. PREFERRED STOCK

     Subject to the requirements of the GCL or applicable regulations of any exchange on which the Corporation's capital stock may be listed, holders of Preferred Stock shall have such voting rights as may be determined and designated by the Board of Directors in accordance with Article IV hereof.

     SECTION C. NO CUMULATIVE VOTING

     No holders of shares of Common Stock shall have any right to cumulative voting.


                             ARTICLE VI. DIRECTORS

     SECTION A. NUMBER AND TERM

     The maximum number of directors shall be nine and the minimum number shall be two. The exact number may from time to time be specified by the Bylaws of the Corporation at not less than two nor more than nine. If the number of directors is not specified by the Bylaws, the number shall be six. Subject to the rights, if any, of the holders of shares of any class or series of Preferred Stock then outstanding to elect directors under specified circumstances as may be required by the GCL or applicable regulations of any exchange on which the Corporation's capital stock may be listed, the directors shall be classified, with respect to the time for which they severally hold office, into three (3) classes, as nearly equal in number as possible, as shall be specified by the Bylaws, one (1) class to be originally elected for a term expiring at the Annual Meeting of Shareholders to be held in 2002, another class to be originally elected for a term expiring at the Annual Meeting of Shareholders to be held in 2003, and another class to be originally elected for a term expiring at the Annual Meeting of Shareholders to be held in 2004, with each director to hold office until his successor is elected and qualified. At each Annual Meeting of Shareholders of the Corporation, the successor of each director whose term expires at that Annual Meeting shall be elected to hold office for a term expiring at the Annual Meeting of Shareholders held in the third year following the year of his election, or until his successor is elected and qualified.

     SECTION B. QUALIFICATIONS

     Directors need not be shareholders of the Corporation. A majority of the directors at any time shall be citizens of the United States.

     SECTION C. VACANCIES

     Subject to the rights, if any, of the holders of shares of any class or series of Preferred Stock then outstanding to elect directors under specified circumstances as may be required by the GCL or applicable regulations of any exchange on which the Corporation's capital stock may be listed, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     SECTION D. REMOVAL

     Subject to the rights, if any, of the holders of any class or series of Preferred Stock then outstanding to elect directors under specified circumstances as may be required by the GCL or applicable regulations of any exchange on which the Corporation's capital stock may be listed, any director may be removed from office, but only for cause and only by the affirmative vote of the holders of at least three-fourths of the combined voting power of the outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class.

     SECTION E. AMENDMENT

     Notwithstanding anything contained in this Restated Certificate to the contrary, the affirmative vote of the holders of at least three-fourths of the combined voting power of the outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or adopt any provision inconsistent with or to repeal this Article VI.

     SECTION F. BYLAWS.

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend, change, add to or repeal the Bylaws of the Corporation.

     SECTION G. EXCULPATION OF LIABILITY.

     No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) pursuant to Section 174 of the GCL, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Article VI by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.


ARTICLE VII. PROVISIONS FOR REGULATIONS OF BUSINESS AND CONDUCT OF AFFAIRS OF
                                THE CORPORATION

     SECTION A. MEETINGS

     Meetings of the stockholders and the directors of this Corporation may be held either within or without the State of Delaware, and at such place as the Bylaws shall provide or, in default of such provisions, at such place as the Board of Directors shall designate.

     SECTION B. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Indemnification of directors, officers and employees shall be as follows:

     (1) The Corporation shall indemnify each person who is or was a director, officer or employee of the Corporation, or of any other corporation, partnership, joint venture, trust or other enterprise which he is serving or served in any capacity at the request of the Corporation, against any and all liability and reasonable expense that may be incurred by him in connection with or resulting from any claim, actions, suit or proceeding (whether actual or threatened, brought by or in the right of the corporation of such other corporation, partnership, joint venture, trust or other enterprise, or otherwise, civil, criminal, administrative, investigative, or in connection with an appeal relating thereto), in which he may become involved, as a party or otherwise, by reason of his being or having been a director, officer or employee of the Corporation or of such other corporation, partnership, joint venture, trust or other enterprise or by reason of any past or future action taken or not taken in his capacity as such director, officer or employee, whether or not he continues to be such at the time such liability or expense is incurred, provided that a determination is made by the Corporation in accordance with Delaware law that such person acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation or at least not opposed to the best interests of such other corporation, partnership, joint venture, trust or other enterprise, as the case may be, and, in addition, in any criminal action or proceedings, had reasonable cause to believe his conduct was lawful or no reasonable cause to believe that his conduct was unlawful. The termination of a proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the person did not meet the standard of conduct described in the previous sentence. Notwithstanding the foregoing, there shall be no indemnification (a) as to amounts paid or payable to the Corporation or such other corporation, partnership, joint venture, trust or other enterprise, as the case may be, for or based upon the director, officer or employee having gained in fact any personal profit or advantage to which he was not legally entitled; (b) as to amounts paid or payable to the Corporation for an accounting of profits in fact made from the purchase or sale of securities of the corporation within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law; or (c) with respect to matters as to which indemnification would be in contravention of the laws of the State of Delaware or of the United States of America whether as a matter of public policy or pursuant to statutory provisions.

     (2) Any such director, officer or employee who has been wholly successful, on the merits or otherwise, with respect to any claim, action, suit or proceeding of the character described herein shall be entitled to indemnification as of right, except to the extent he has otherwise been indemnified. Except as provided in the preceding sentence, any indemnification hereunder shall be granted by the Corporation, but only if (a) the Board of Directors, acting by a quorum consisting of directors who are not partners to or who have been wholly successful with respect to such claim, action, suit or proceeding, shall find that the director, officer or employee has met the applicable standards of conduct set forth in paragraph 1 of this Section B of
Article VII; or (b) outside legal counsel engaged by the Corporation (who may be regular counsel of the Corporation) shall deliver to the corporation its written opinion that such director, officer or employee has met such applicable standards of conduct; or (c) a court of competent jurisdiction has determined that such director, officer or employee has met such standards, in an action brought either by the Corporation, or by the director, officer or employee seeking indemnification, applying de novo such applicable standards of conduct. The termination of any claim, action, suit or proceeding, civil or criminal, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or of nolo contendere, or its equivalent, shall not create a presumption that a director, officer or employee did not meet the applicable standards of conduct set forth in paragraph 1 of this Section B of
Article VII.

     (3) As used in this Section B of Article VII, the term "liability" shall mean amounts paid in settlement or in satisfaction of judgments of fines or penalties, and the term "expense" shall include, but not be limited to, attorneys' fees and disbursements, incurred in connection with the claim, action, suit or proceeding. The Corporation may advance expenses to, or where appropriate may at its option and expense undertake the defense of, any such director, officer or employee upon receipt of an undertaking by or on behalf of such person to repay such expenses if it should ultimately be determined that the person is not entitled to indemnification under this Section B of Article VII.

     (4) The provisions of this Section B of Article VII shall be applicable to claims, actions, suits or proceedings made or commenced after the adoption hereof, whether arising from acts or omissions to act occurring before or after the adoption hereof. If several claims, issues or matters of action are involved, any such director, officer or employee may be entitled to indemnification as to some matters even though he is not so entitled as to others. The rights of indemnification provided hereunder shall be in addition to any rights to which any director, officer or employee concerned may otherwise be entitled by contract or as a matter of law, and shall inure to the benefit of the heirs, executors and administrators of any such director, officer or employee. Any repeal or modification of the provisions of this Section B of Article VII by the stockholders of the Corporation shall not adversely affect any rights to indemnification and advancement of expenses existing pursuant to this Section B of Article VII with respect to any acts or omissions occurring prior to such repeal or modification.


ARTICLE VIII. FAIR PRICE, FORM OF CONSIDERATION AND PROCEDURAL SAFEGUARDS FOR
                  CERTAIN RELATED PARTY BUSINESS COMBINATIONS


  SECTION A. HIGHER VOTE REQUIRED FOR CERTAIN RELATED PARTY BUSINESS
     COMBINATIONS

     (1) In addition to any affirmative vote required by law or under these Amended Articles, and except as otherwise expressly provided in Section B of this Article VIII, any Related Party Business Combination (as hereinafter defined) shall require the affirmative vote of the holders of at least three-fourths of the Voting Stock (as hereinafter defined), voting together as a single class. For purposes of this Article VIII, each share of Voting Stock shall have the number of votes granted to it pursuant to this Restated Certificate of Incorporation.

     (2) Such affirmative votes shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage or separate class vote may be specified, by law or in any agreement with any national securities exchange or otherwise.

     SECTION B. WHEN HIGHER VOTE NOT REQUIRED

     The provisions of Section A of this Article VIII shall not be applicable to any particular Related Party Business Combination, and such Related Party Business Combination shall require only such affirmative vote as is required by law or any other provision of this Restated Certificate of Incorporation or the Bylaws of the Corporation, or any agreement with any national securities exchange, if all of the conditions specified in either of the following subparagraphs 1 or 2 are met:

     (1) Approval of Disinterested Directors. The Related Party Business Combination shall have been expressly approved by a majority (whether such approval is made prior to or subsequent to the acquisition of beneficial ownership of the Voting Stock that caused the Related Party, as hereinafter defined, to become a Related Party) of the Disinterested Directors (as hereinafter defined); or

     (2) Fair Price, Form of Consideration and Procedural Requirements. All of the following conditions shall have been met:

     (A) The aggregate amount of the cash and the Fair Market Value (as hereinafter defined) as of the date of the consummation of the Related Party Business Combination (the "Consummation Date") of consideration other than cash to be received per share by holders of shares of any class or series of Capital Stock (as hereinafter defined) in such Related Party Business Combination shall be at least equal to the highest of the following (it being intended that the requirements of this subparagraph (2)
   (A) shall be required to be met with respect to every class or series of outstanding Capital Stock, whether or not the Related Party has previously acquired beneficial ownership of any shares of a particular class or series of Capital Stock):

         (1) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by or on behalf of the Related Party for any shares of such class or series of Capital Stock acquired by or on behalf of the Related Party
       (a) within the two-year period immediately prior to the first public announcement of the proposal of the Related Party Business Combination (the "Announcement Date") or (b) in the transaction in which it became a Related Party, whichever is higher;

         (2) the Fair Market Value per share of such class or series of Capital Stock on the Announcement Date or on the date on which the Related Party became a Related Party (the "Determination Date"), whichever is higher;

         (3) (if applicable) the price per share equal to the Fair Market Value per share of such class or series of Capital Stock determined pursuant to the immediately preceding clause (2), multiplied by the ratio calculated by dividing (a) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by or on behalf of the Related Party for any share of such class or series of Capital Stock in connection with the acquisition by the Related Party of beneficial ownership of shares of such class or series of Capital Stock within the two-year period immediately prior to the Announcement Date by (b) the Fair Market Value per share of such class or series of Capital Stock on the first day in such two-year period on which Related Party acquired beneficial ownership of any share of such class or series of Capital Stock;

         (4) in the case of Common Stock, the Corporation's net income per share of Common Stock for the four full consecutive fiscal quarters immediately preceding the Announcement Date, multiplied by the higher of the then price/earnings multiple (if any) of such Related Party or the highest price/earnings multiple of the Corporation within the two-year period immediately preceding the Announcement Date (such price/earnings multiples being determined as customarily computed and reported in the financial community); or

         (5) in the case of any class or series of Capital Stock other than Common Stock, the highest preferential amount per share to which the holders of shares of such class or series of Capital Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

     All per share prices shall be adjusted for any intervening stock splits, stock dividends and reverse stock splits.

     (B) The consideration to be received by holders of a particular class or series of Capital Stock shall be in cash or in the same form as the Related Party has previously paid for shares of such particular stock. If the Related Party has paid for shares of any class or series of Capital Stock with varying forms of consideration, the form of consideration for such particular stock shall be either cash or the form used to acquire the largest number of shares of such particular stock previously acquired by it.

     (C) After such Related Party has become a Related Party and prior to the Consummation Date:

         (1) there shall have been (a) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of Common Stock), except as approved by a majority of the Disinterested Directors, and (b) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Disinterested Directors;

         (2) there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) payable in accordance with the terms of any other outstanding class or series of Capital Stock, except as approved by a majority of the Disinterested Directors; and

         (3) such Related Party shall have not become the beneficial owner of any additional shares of Capital Stock, except as part of the transaction which results in such Related Party becoming a Related Party.

     (D) After such Related Party has become a Related Party, such Related Party shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guaranties, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Related Party Business Combination, or otherwise.

     (E) A proxy or information statement describing the proposed Related Party Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to public stockholders of the Corporation at least 30 calendar days prior to the consummation of such Related Party Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions). The proxy or information statement shall contain on the first page thereof, in a prominent place, any statement as to the advisability (or inadvisability) of the Related Party Business Combination that the Disinterested Directors, or any of them, may choose to make and, if deemed advisable by a majority of the Disinterested Directors, the opinion of an investment banking firm selected by a majority of the Disinterested Directors as to the fairness (or not) of the terms of the Related Party Business Combination from a financial point of view to the holders of the shares of any class or series of Capital Stock other than the Related Party and its Affiliates or Associates (as hereinafter defined), such investment banking firm to be paid a reasonable fee for its services by this Corporation.

     (F) Such Related Party shall not have made any major change in the Corporation's business or equity capital structure without the approval of a majority of the Disinterested Directors.

  SECTION C. DEFINITIONS FOR ARTICLE VIII

     For the purposes of this Article VIII:

     (1) The term "Related Party Business Combination" shall mean any transaction referred to in one or more of the following:

     (A) any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (1) any Related Party or (2) any other corporation (whether or not itself a Related Party) which is, or after such merger or consolidation would be, an Affiliate or Associate (as hereinafter defined) of any Related Party; or

     (B) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Related Party or any Affiliate or Associate of any Related Party of any assets of the Corporation or any subsidiary having an aggregate Fair Market Value of Ten Million Dollars ($10,000,000) or more; or

     (C) the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities having an aggregate Fair Market Value of Ten Million Dollars ($10,000,000) or more of the Corporation or any subsidiary to any Related Party or any Affiliate or Associate of any Related Party in exchange for cash, securities or other property (or combination thereof); or

     (D) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of any Related Party or any Affiliate or Associate of any Related Party; or

     (E) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving a Related Party or any Affiliate or Associate of any Related Party) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Related Party or any Affiliate or Associate of any Related Party; or

     (F) any agreement, contract or other arrangement providing for any one or more of the actions specified in the foregoing clauses (A) through (E).

     (2) The term "Related Party" shall mean any person (other than the Corporation or any Subsidiary, and other than any profit-sharing, employee stock ownership or other employee benefit plan of the Corporation or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity) who or which:

     (A) is the beneficial owner (as hereinafter defined) of more than 10 percent of the voting power of the outstanding Voting Stock; or

     (B) is an Affiliate or Associate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10 percent or more of the voting power of the then outstanding Voting Stock; or

     (C) is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Related Party, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended.

     For purposes of determining whether a person is a Related Party, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of Section C (4), hereof, but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

     (3) The term "person" shall mean any individual, firm, partnership, trust, corporation or other entity and shall include any group comprised of any person and any other person with whom such person or any Affiliate or Associate of such person has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of Voting Stock.

     (4) A person shall be a "beneficial owner" of any Voting Stock:

     (A) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or

     (B) which such person or any of its Affiliates or Associates has (1) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement, understanding or relationship or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; or (2) the right to vote pursuant to any agreement, arrangement, understanding or relationship; or (3) the right to invest, including the power to dispose or to direct the disposition of, pursuant to any agreement, arrangement, understanding or relationship; or

     (C) which is beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement, understanding or relationship for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

     (5) The term "Affiliate," used to indicate a relationship with a specified person, shall mean a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

     (6) The term "Associate," used to indicate a relationship with a specified person, shall mean:

     (A) any corporation or organization (other than the Corporation or a Subsidiary) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities; or

     (B) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; or

     (C) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person; or

     (D) any person who is a director or officer of such specified person or any of its parents or subsidiaries (other than the Corporation or a Subsidiary).

     (7) The term "Subsidiary" shall mean any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Related Party set forth in Section C (2), hereof, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.

     (8) The term "Disinterested Director" shall mean:

     (A) any member of the Board of Directors of the Corporation who is unaffiliated with the Related Party and was a member of the Board of Directors prior to the time that the Related Party became a Related Party; or

     (B) any successor of a Disinterested Director who is unaffiliated with the Related Party and is recommended to succeed a Disinterested Director by a majority of Disinterested Directors then on the Board of Directors.

     (9) The term "Fair Market Value" shall mean:

     (A) in the case of stock, the highest closing sale price during the 30-calendar-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock
   Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the

   New York Stock Exchange, Inc., or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, on which such stock is listed or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-calendar-day period preceding the date in question on the National Association of Securities Dealers, Inc., Automated Quotations System or any system then in use, or if no such quotation is available, the Fair Market Value on the date in question of a share of such stock as determined by a majority of the Disinterested Directors in good faith; and

     (B) in the case of property other than cash or stock, the Fair Market Value of such property on the date in question as determined by a majority of the Disinterested Directors in good faith.

     (10) The term "Capital Stock" shall mean all Capital Stock of the Corporation authorized to be issued from time to time under Article V of these Amended Articles, and the term "Voting Stock" shall mean the then outstanding shares of Capital Stock of the Corporation entitled to vote generally in the election of directors.

     (11) In the event of any Related Party Business Combination in which the Corporation survives, the phrase "other consideration to be received" as used in Sections B (2) (A) and B (2) (B) of this Article VIII shall include the shares of Common Stock and/or the shares of any other class or series of Capital Stock retained by the holders of such shares.


  SECTION D. DETERMINATION BY THE DISINTERESTED DIRECTORS

     A majority of the Disinterested Directors or, if there should be no Disinterested Directors, a majority of the directors, shall have the power and duty to determine for the purposes of this Article VIII, on the basis of information known to them after reasonable inquiry:

     (1) Whether a person is a Related Party;

     (2) The number of shares of Voting Stock beneficially owned by any person;

     (3) Whether a person is an Affiliate or Associate of another;

     (4) Whether the assets which are the subject of any Related Party Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Related Party Business Combination has, an aggregate Fair Market Value of Ten Million Dollars ($10,000,000) or more; and

     (5) Such other matters with respect to which a determination is required under this Article VIII.

     A majority of the Disinterested Directors or, if there should be no Disinterested Directors, a majority of the directors shall have the further power to interpret all of the terms and provisions of this Article VIII.


  SECTION E. EFFECT ON FIDUCIARY OBLIGATIONS

     (1) Nothing contained in this Article VIII shall be construed to relieve any Related Party from any fiduciary obligation imposed by law.

     (2) The fact that any Related Party Business Combination complies with the provisions of Section B. of this Article VIII shall not be construed to impose any fiduciary duty, obligation or responsibility on the Board of Directors, or any member thereof, to approve such Related Party Business Combination or recommend its adoption or approval to the stockholders of the Corporation, nor shall such compliance limit, prohibit or otherwise restrict in any manner the Board of Directors, or any member thereof, with respect to evaluations of or actions and responses taken with respect to such Related Party Business Combination.


  SECTION F. AMENDMENT

     Notwithstanding any other provision of law, this Restated Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser vote may be specified by law, this Restated

Certificate of Incorporation or the Bylaws of the Corporation, and in addition to any affirmative vote of holders of any class or series of Capital Stock of the Corporation then outstanding which is required by law or by or pursuant to this Restated Certificate of Incorporation, the affirmative vote of the holders of at least three-fourths of the combined voting power of the shares of the outstanding Voting Stock, voting together as a single class, shall be required to amend or repeal, or adopt any provisions inconsistent with, this Article VIII; provided, however, that this Section F. shall not apply to, and such three-fourths vote shall not be required for, any amendment, repeal or adoption unanimously recommended by the Board of Directors if all such directors are persons who would be eligible to serve as Disinterested Directors within the meaning of this Article VIII.


     IN WITNESS WHEREOF, Alltrista Corporation has caused this Restated Certificate of Incorporation to be duly executed by its duly authorized officer
this   day of      2001.




                      ---------------------
                      Ian G.H. Ashken
                      Secretary

                                                                       EXHIBIT C


                                    BYLAWS
                                      OF
                             ALLTRISTA CORPORATION


                                  Article One


                                 Capital Stock


     Section A. Classes of Stock. The capital stock of the corporation shall consist of shares of such kinds and classes, with such designations and such relative rights, preferences, qualifications, limitations and restrictions, including voting rights, and for such consideration as shall be stated in or determined in accordance with the Restated Certificate of Incorporation and any amendment or amendments thereof, or the Delaware General Corporation Law (the "DGCL"). Consistent with the DGCL, capital stock of the corporation owned by the corporation may be referred to and accounted for as treasury stock.

     Section B. Certificates for Shares. All share certificates shall be consecutively numbered as issued and shall be signed by the president or a vice president and the corporate secretary or any assistant secretary of the corporation.

     Section C. Transfer of Shares. The shares of the capital stock of the corporation shall be transferred only on the books of the corporation by the holder thereof, or by his attorney, upon the surrender and cancellation of the stock certificate, whereupon a new certificate shall be issued to the transferee. The transfer and assignment of such shares of stock shall be subject to the laws of the State of Delaware. The board of directors shall have the right to appoint and employ one or more stock registrars and/or transfer agents in the State of Delaware or in any other state.



                                  Article Two


                                  Stockholders


     Section A. Annual Meetings. The regular annual meeting of the stockholders of the corporation shall be held on the fourth Wednesday in April of each year, or on such other date within a reasonable interval after the close of the corporation's last fiscal year as may be designated from time to time by the board of directors, for the election of the directors of the corporation, and for the transaction of such other business as is authorized or required to be transacted by the stockholders.

     Section B. Special Meetings. Special meetings of the stockholders may be called by the president or by the board of directors or as otherwise may be required by law.

     Section C. Time and Place of Meetings. All meetings of the stockholders shall be held at the principal office of the corporation or at such other place within or without the State of Delaware and at such time as may be designated from time to time by the board of directors.

     Section D. Notice of Business. No business may be transacted at an Annual Meeting of Stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors (or any duly authorized committee thereof), (b) otherwise properly brought before the Annual Meeting by or at the direction of the board of directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the Annual Meeting by any stockholder of the corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section D of this Article Two and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complied with the notice procedures set forth in this Section D of this Article Two.

     In addition to any other applicable requirements, for business to be properly brought before an Annual Meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the secretary of the corporation.

     To be timely, a stockholder's notice to the secretary must be delivered to or mailed and received at the principal executive offices of the corporation not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the anniversary date of the immediately preceding Annual Meeting of stockholders; provided, however, that in the event that the Annual Meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was made, whichever first occurs. In no event shall the public announcement of an adjournment of an Annual Meeting commence a new time period for the giving of a stockholder's notice as described above.

     To be in proper written form, a stockholder's notice to the secretary must set forth as to each matter such stockholder proposes to bring before the Annual Meeting (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such stockholders, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal, and
(v) a representation that such stockholder intends to appear in person or by proxy at the Annual Meeting to bring such business before the meeting.

     No business shall be conducted at the Annual Meeting of Stockholders except business brought before the Annual Meeting in accordance with the procedure set forth in this Section D of this Article Two, provided, however, that, once business has been properly brought before the Annual Meeting in accordance with such procedures, nothing in this Section D of this Article Two shall be deemed to preclude discussion by any stockholder of any such business. If the chairman of an Annual Meeting determines that business was not properly brought before the Annual Meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.


                                 Article Three


                                   Directors


     Section A. Number and Terms of Office. The business of the corporation shall be controlled and managed in accordance with the DGCL by a board of nine directors, divided into classes as provided in the Restated Certificate of Incorporation.

     Section B. Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the corporation, except as may be otherwise provided in the Restated Certificate of Incorporation including the right of holders of preferred stock of the corporation to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the board of directors may be made at any Annual Meeting of Stockholders, or at any Special Meeting of Stockholders called for the purpose of electing directors,
(a) by or at the direction of the board of directors (or any duly authorized committee thereof), or (b) by any stockholder of the corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section B of this Article Three and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section B of this Article Three.

     In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the secretary of the corporation.

     To be timely, a stockholder's notice to the secretary must be delivered to or mailed and received at the principal executive offices of the corporation
(a) in the case of an Annual Meeting, not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders; provided, however, that in the event that the Annual Meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure of the date of the Annual Meeting was made, whichever first occurs; and (b) in the case of a Special Meeting of Stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the Special Meeting was mailed or public disclosure of the date of the Special Meeting was made, whichever first occurs. In no event shall the public announcement of an adjournment of an Annual Meeting or Special Meeting commence a new time period for the giving of a stockholder's notice as described above.

     To be in proper written form, a stockholder's notice to the secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to
Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such stockholder,
(iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

     No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section B of this Article Three, except as may be otherwise provided in the Restated Certificate of Incorporation of the Corporation. If the chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

     Section C. Eligibility. No person shall be eligible for election or reelection as a director after having attained the age of seventy prior to or on the day of election or reelection. A director who attains the age of seventy during his term of office shall be eligible to serve only until the annual meeting of stockholders of the corporation next following such director's seventieth birthday.

     An employee director, other than the chief executive officer, shall resign from the board of directors at the time of any reduction in responsibility or upon termination of employment for whatever reason.

     A director who was chief executive officer of the corporation and whose employment was terminated for whatever reason, other than retirement, shall resign from the board of directors upon such termination. A director who is a past chief executive officer of the corporation shall resign from the board of directors if another director who is the then current chief executive officer ceases to be such officer but continues as a director. The board of directors may, at its option, accept or reject such resignations.

     A non-employee director shall advise the board of directors on a timely basis of any reduction in responsibility with the director's then current employer, except for retirement, or change in employer for which such director was engaged when most recently appointed, elected or reelected as a director and shall resign from the board of directors. The board of directors may, at its option, accept or reject such resignation.

     Section D. Chairman of the Board. The chairman of the board shall be chosen from among the directors and shall preside at all meetings of the board of directors and stockholders. He shall confer from time to time with members of the board and the officers of the corporation and shall perform such other duties as may be assigned to him by the board. Except where by law the signature of the president is required, the chairman of the board shall possess the same power as the president to sign all certificates, contracts, and other instruments of the corporation which may be authorized by the board of directors.

     Section E. Regular Meetings. The regular annual meeting of the board of directors shall be held immediately after the adjournment of each annual meeting of the stockholders. Regular quarterly meetings of the board of directors shall be held on the third Thursday of January, April, July and October of each year, or on such date as may be designated from time to time by the board of directors.

     Section F. Special Meetings. Special meetings of the board of directors may be called at any time by the chairman of the board or by the board, by giving to each director an oral or written notice setting the time, place and purpose of holding such meetings.

     Section G. Time and Place of Meetings. All meetings of the board of directors shall be held at the principal office of the corporation, or at such other place within or without the State of Delaware and at such time as may be designated from time to time by the board of directors.

     Section H. Notices. Any notice, of meetings or otherwise, which is given or is required to be given to any director may be in the form of oral notice.

     Section I. Committees. The board of directors is expressly authorized to create committees and appoint members of the board of directors to serve on them, as follows:

     (1) Temporary and standing committees, including an executive committee, and the respective chairmen thereof, may be appointed by the board of directors, from time to time. The board of directors may invest such committees with such powers and limit the authority of such committees as it may see fit, subject to conditions as it may prescribe. The executive committee shall consist of three or more members of the board. All other committees shall consist of one or more members of the board. All committees so appointed shall keep regular minutes of the transactions of their meetings, shall cause them to be recorded in books kept for that purpose in the office of the corporation, and shall report the same to the board of directors at its next meeting. Within its area of responsibility, each committee shall have and exercise all of the authority of the board of directors, except as limited by the board of directors or by law, and shall have the power to authorize the execution of an affixation of the seal of the corporation to all papers or documents which may require it.

     (2) Neither the designation of any of the foregoing committees or the delegation thereto of authority shall operate to relieve the board of directors, or any member thereof, of any responsibility imposed by law.

     Section J. Loans to Directors. Except as consistent with the DGCL, the corporation shall not lend money to or guarantee the obligation of any director of the corporation.


                                 Article Four


                                    Officers


     Section A. Election and Term of Office. The officers of the corporation shall be elected by the board of directors at the regular annual meeting of the board, unless the board shall otherwise determine, and shall consist of a president, one or more vice presidents (any one or more of whom may be designated "corporate," "executive," "senior," "group" or other functionally described vice president), a corporate secretary, a treasurer and, if so elected by the board, may include a vice-chairman of the board of directors and one or more assistant secretaries and assistant treasurers. The board of directors shall, from time to time, designate the president or, if elected, the vice chairman of the board of directors, as the chief executive officer of the corporation, who shall have general supervision of the affairs of the corporation. The board of directors may, from time to time, designate a chief operating officer and a chief financial officer from among the officers of the corporation. Each officer shall continue in office until his successor shall have been duly elected and qualified or until removed in the manner hereinafter provided. Vacancies occasioned by any cause in any one or more of such offices may be filled for the unexpired portion of the term by the board of directors at any regular or special meeting of the board.

     Section B. Vice-Chairman of the Board. The vice-chairman of the board, if elected, shall be chosen from among the board of directors and shall, in the absence of the chairman of the board, preside at all meetings of the stockholders and directors. He shall have and exercise the powers and duties of the chairman of the board in the event of the chairman's absence or inability to act or during a vacancy in the office of chairman of the board. He shall possess the same power as the chairman to sign all certificates, contracts, and other instruments of the corporation which may be authorized by the board of directors. He shall also have such other duties and responsibilities as shall be assigned to him by the board of directors or chairman of the board. During the absence or disability of the president, if the president has been designated chief executive officer, the vice chairman of the board shall act as the chief executive officer of the Corporation and shall exercise all the powers and discharge all the duties of the president.

     Section C. The President. The president and his duties shall be subject to the control of the board of directors and, if the chairman of the board has been designated chief executive officer, to the control of the chairman of the board. The president shall have the power to sign and execute all deeds, mortgages, bonds, contracts and other instruments of the corporation as authorized by the board of directors, except in cases where the signing and execution thereof shall be expressly designated by the board of directors or by these bylaws to some other officer, official or agent of the corporation. The president shall perform all duties incident to the office of president and such other duties as are properly required of him by the bylaws. During the absence or disability of the chairman of the board and the vice-chairman of the board, the president shall exercise all the powers and discharge all the duties of the chairman of the board.

     Section D. The Vice Presidents. The vice presidents shall possess the same power as the president to sign all certificates, contracts and other instruments of the corporation which may be authorized by the board of directors, except where by law the signature of the president is required. All vice presidents shall perform such duties as may from time to time be assigned to them by the board of directors, the chairman of the board and the president. In the event of the absence or disability of the president, and at the request of the chairman of the board, or in his absence or disability, at the request of the vice-chairman of the board, or in his absence or disability at the request of the board of directors, the vice presidents in the order designated by the chairman of the board, or in his absence or disability by the vice-chairman of the board, or in his absence or disability by the board of directors, shall perform all of the duties of the president, and when so acting they shall have all of the powers of and be subject to the restrictions upon the president and shall act as a member of, or as a chairman of, any standing or special committee of which the president is a member or chairman by designation or ex officio.

     Section E. The Corporate Secretary. The corporate secretary of the corporation shall:

     (1) Keep the minutes of the meetings of the stockholders and the board of directors in books provided for that purpose.

     (2) See that all notices are duly given in accordance with the provisions of these bylaws and as required by law.

     (3) Be custodian of the records and of the seal of the corporation and see that the seal is affixed to all documents, the execution of which on behalf of the corporation under its seal is duly authorized in accordance with the provisions of these bylaws.

     (4) Keep a register of the post office address of each stockholder, which shall be furnished to the corporate secretary at his request by such stockholder, and make all proper changes in such register, retaining and filing his authority for all such entries.

     (5) See that the books, reports, statements, certificates and all other documents and records required by law are properly kept, filed and authenticated.

     (6) In general, perform all duties incident to the office of corporate secretary and such other duties as may from time to time be assigned to him by the board of directors.

     (7) In case of absence or disability of the corporate secretary, the assistant secretaries, in the order designated by the chief executive officer, shall perform the duties of corporate secretary.

     Section F. The Treasurer. The treasurer of the corporation shall:

     (1) Give bond for the faithful discharge of his duties if required by the board of directors.

     (2) Have the charge and custody of, and be responsible for, all funds and securities of the corporation, and deposit all such funds in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of these bylaws.

     (3) At all reasonable times, exhibit his books of account and records, and cause to be exhibited the books of account and records of any corporation a majority of whose stock is owned by the corporation, to any of the directors of the corporation upon application during business hours at the office of this corporation or such other corporation where such books and records are kept.

     (4) Render a statement of the conditions of the finances of the corporation at all regular meetings of the board of directors, and a full financial report at the annual meeting of the stockholders, if called upon so to do.

     (5) Receive and give receipts for monies due and payable to the corporation from any source whatsoever.

     (6) In general, perform all of the duties incident to the office of treasurer and such other duties as may from time to time be assigned to him by the board of directors.

     (7) In case of absence or disability of the treasurer, the assistant treasurers, in the order designated by the chief executive officer, shall perform the duties of treasurer.


                                 Article Five


                                 Corporate Seal


     The corporate seal of the corporation shall be a round, metal disc with the words "Alltrista Corporation" around the outer margin thereof, and the
words "Incorporated-         , 2001", in the center thereof, so mounted that it
may be used to impress words in raised letters upon paper.


                                  Article Six


                                   Amendment


     These bylaws may be altered, added to, amended or repealed by the board of directors of the corporation at any regular or special meeting thereof.


                                 Article Seven


                                Indemnification


     Section A. Indemnification. The corporation shall indemnify each person who is or was a director, officer or employee of the corporation, or of any other corporation, partnership, joint venture, trust or other enterprise which he is serving or served in any capacity at the request of the corporation, against any and all liability and reasonable expense that may be incurred by him in connection with or resulting from any claim, actions, suit or proceeding (whether actual or threatened, brought by or in the right of the corporation or such other corporation, partnership, joint venture, trust or other enterprise, or otherwise, civil, criminal, administrative, investigative, or in connection with an appeal relating thereto), in which he may become involved, as a party or otherwise, by reason of his being or having been a director, officer or employee of the corporation or of such other corporation, partnership, joint venture, trust or other enterprise or by reason of any past or future action taken or not taken in his capacity as such director, officer or employee, whether or not he continues to be such at the time such liability or expense is incurred, to the fullest extent permitted by the DGCL as the same now exists or may hereafter be amended (but in the case of any such amendment only to the extent that such amendment permits the corporation to provide broader indemnification rights than the DGCL permitted the corporation to provide prior to such amendment).

     Any indemnification pursuant to this Article Seven shall be (unless ordered by a court) paid by the corporation within sixty (60) days of such request unless the corporation shall have determined by (a) the board of directors, acting by a quorum consisting of directors who are not parties to or who have been wholly successful with respect to such claim, action, suit or proceeding, (b) outside legal counsel engaged by the corporation (who may be regular counsel of the corporation) and who delivers to the corporation its written opinion, or (c) a court of competent jurisdiction, that indemnification is not proper under the circumstances because such person has not met the necessary standard of conduct in accordance with DGCL; provided, however, that following a Change in Control of the Corporation, with respect to all matters thereafter arising out of acts, omissions or events prior to the Change in Control of the Corporation concerning the rights of any person seeking indemnification hereunder, such determination shall be made by special independent counsel selected by such person and approved by the corporation (which approval shall not be unreasonably withheld), which counsel has not otherwise performed services (other than in connection with similar matters) within the five years preceding its engagement to render such opinion for such person or for the corporation or any affiliates (as such term is defined in Rule 405 under the Securities Act of 1933, as amended) of the corporation (whether or not they were affiliates when services were so performed) ("Independent Counsel"). Unless such person has theretofore selected Independent Counsel pursuant to this Article Seven, Section A and such Independent Counsel has been approved by the corporation, legal counsel approved by a resolution or resolutions of the board of directors prior to a Change in Control of the Corporation shall be deemed to have been approved by the Corporation as required. Such Independent Counsel shall determine as promptly as practicable whether and to what extent such person would be permitted to be indemnified under applicable law and shall render its written opinion to the Corporation and such person to such effect; provided that such independent counsel shall find that the standard for indemnification has been met by such person unless indemnification is clearly precluded under these Bylaws or the DGCL. The corporation agrees to pay the reasonable fees of the Independent Counsel referred to above and to fully indemnify such Independent Counsel against any and all expenses, claims, liabilities and damages arising out of or relating to this Article Seven or its engagement pursuant hereto.

     For purposes of this Article Seven, a "Change in Control of the Corporation" shall be deemed to have occurred upon the first to occur of the following events:

     (i) any "person," as such term is used in Sections 13 (d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the corporation, any trustee or other fiduciary holding securities under an employee benefit plan of the corporation or any subsidiary of the corporation, or any corporation owned, directly or indirectly, by the stockholders of the corporation in substantially the same proportions as their ownership of stock of the corporation), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the corporation representing 30 percent or more of the combined voting power of the corporation's then outstanding securities;

     (ii) at any time during any period of two consecutive years, individuals, who at the beginning of such period constitute the board of directors, and any new director (other than a director designated by a person who has entered into an agreement with the corporation to effect a transaction described in subsection (i), (iii) or (iv) of this Section 7.4) whose election by the board of directors or nomination for election by the corporation's stockholders was approved by a vote of at least two-thirds (2/3) of the directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof;

     (iii) the stockholders of the corporation approve a merger or consolidation of the corporation with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of the corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50 percent of the combined voting power of the voting securities of the corporation or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the corporation (or similar transaction) in which no person acquires 50 percent or more of the combined voting power of the corporation's then outstanding securities; or

     (iv) the stockholders of the corporation approve a plan of complete liquidation of the corporation or an agreement for the sale or disposition by the corporation of all or substantially all of the corporation's assets.


     Section B. Expenses. Expenses, including attorneys' fees, incurred by a person referred to in Section A of this Article Seven in defending or otherwise being involved in a proceeding shall be paid by the corporation in advance of the final disposition of such proceeding, including any appeal therefrom, upon receipt of an undertaking (the "Undertaking") by or on behalf of such person to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation.

     Section C. Right of Claimant to Bring Suit. If a claim for indemnification is not paid in full by the corporation within sixty (60) days after a written claim has been received by the corporation or if expenses pursuant to Section B hereof have not been advanced within ten (10) days after a written request for such advancement accompanied by the Undertaking has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim or the advancement of expenses. (If the claimant is successful, in whole or in part, in such suit or any other suit to enforce a right for expenses or indemnification against the corporation or any other party under any other agreement, such claimant shall also be entitled to be paid the reasonable expense of prosecuting such claim.) It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required Undertaking has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the DGCL for the corporation to indemnify the claimant for the amount claimed. After a Change in Control, the burden of proving such defense shall be on the corporation, and any determination by the corporation (including its board of directors, independent legal counsel or its stockholders) that the claimant had not met the applicable standard of conduct required under the DGCL shall not be a defense to the action nor create a presumption that claimant had not met such applicable standard of conduct.

     Section D. Non-Exclusivity of Rights. The rights conferred on any person by this Article shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement vote of stockholders or disinterested directors or otherwise. The board of directors shall have the authority, by resolution, to provide for such other indemnification of directors, officers, employees or agents as it shall deem appropriate.

     Section E. Insurance. The corporation may purchase and maintain insurance to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expenses, liabilities or losses, whether or not the corporation would have the power to indemnify such person against such expenses, liabilities or losses under the DGCL.

     Section F. Enforceability. The provisions of this Article Seven shall be applicable to all proceedings commenced after its adoption, whether such arise out of events, acts, omissions or circumstances which occurred or existed prior or subsequent to such adoption, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person. This Article Seven shall be deemed to grant each person who, at any time that this Article Seven is in effect, serves or agrees to serve in any capacity which entitles him to indemnification hereunder rights against the corporation to enforce the provisions of this Article Seven, and any repeal or other modification of this Article or any repeal or modification of the DGCL or any other applicable law shall not limit any rights of indemnification then existing or arising out of events, acts, omissions, circumstances occurring or existing prior to such repeal or modification, including, without limitation, the right to indemnification for proceedings commenced after such repeal or modification to enforce this Article with regard to acts, omissions, events or circumstances occurring or existing prior to such repeal or modification.


     Section G. Severability. If this Article Seven or any portion hereof shall invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and officer of the corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the corporation, to the full extent permitted by any applicable portion of this Article Seven that shall not have been invalidated and to the full extent permitted by applicable law.

         PLEASE MARK YOUR
   [X]   VOTES AS IN
         THIS EXAMPLE.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR the proposals 1, 2, 3, 4 and 5.

                                                              FOR               AGAINST             ABSTAIN
1.   Proposal to approve the reincorporation of the
     Corporation in the State of Delaware.
                                                              [ ]                 [ ]                  [ ]

2.   Proposal to increase the number of shares of
     Common Stock authorized for issuance.
                                                              [ ]                 [ ]                  [ ]

3.   Proposal to include in the certificate of
     incorporation of the new Delaware corporation
     a provision eliminating directors liability
     other than as required under Delaware law,
     subject to shareholder approval of the
     proposal to reincorporate the Corporation in
     Delaware.                                                [ ]                 [ ]                  [ ]

4.   Proposal to amend the Corporation's 1998
     Long-Term Stock Incentive Plan to increase the
     number of shares of Common Stock that may be
     issued thereunder by 350,000 shares and to
     eliminate the annual automatic share increase
     currently provided for in the Plan.
                                                              [ ]                 [ ]                  [ ]

5.   Proposal to approve the Corporation's 2001
     Stock Option Plan.                                       [ ]                 [ ]                  [ ]


Please sign exactly as name appears at left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Note: Please sign name exactly as your name appears on the Stock Certificate. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature (if held jointly)                                                 Date

--------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE /\

                    The Board of Directors recommends a vote
                                       FOR
                        proposals 1, 2, 3, 4 and 5 above.

            ALLTRISTA CORPORATION     PROXY/VOTING INSTRUCTION CARD

555 Theodore Fremd Avenue, Suite B302, Rye, New York 10580

--------------------------------------------------------------------------------
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING ON December 18, 2001.

The undersigned hereby appoints Martin E. Franklin and Ian G. H. Ashken, and each or any of them as Proxies, with full power of substitution, to vote all shares of Alltrista Corporation Common Stock entitled to be voted by the undersigned for Proposal 1, 2, 3, 4 and 5 referred to on the reverse side of this Proxy Card and described in the Proxy Statement, and on any other business as properly may come before the Special Meeting of Shareholders on December 18, 2001, or any adjournment thereof.

This proxy will be voted as directed. If no direction is given, this proxy will be voted FOR Items 1, 2, 3, 4 and 5.

PLEASE SIGN AND DATE ON THE REVERSE SIDE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                               ----------------
                                                               SEE REVERSE SIDE
                                                               ----------------



--------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE /\

                             YOUR VOTE IS IMPORTANT

                     Please sign, date and return your proxy
                            in the enclosed envelope.